UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TPCO HOLDING CORP.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TPCO HOLDING CORP.

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

OF TPCO HOLDING CORP.

AND

PROXY STATEMENT

FOR ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 22, 2022

MAY 2, 2022

TPCO Holding Corp.

1550 Leigh Avenue

San Jose, CA 95125

Notice of Annual General and Special Meeting of Shareholders

The 2022 annual general and special meeting of (the “Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of TPCO Holding Corp., a British Columbia corporation (the “Company”), will be held on Wednesday, June 22, 2022 beginning at noon (New York City time), via live audio webcast online at www.virtualshareholdermeeting.com/GRAMF2022.

The following matters will be considered at the Meeting:

1.	The election of the seven persons named in the attached proxy statement to the board of directors of the Company (the “Board”) for the ensuing year;

2.	The approval of a Special Resolution, as set forth in Appendix A to the attached proxy statement, adopting the Amended and Restated TPCO Holding Corp. Equity Incentive Plan;

3.

The approval of a Special Resolution, as set forth in Appendix B to the attached proxy statement, amending the Company’s Articles to increase the quorum necessary for the transaction of business at a meeting of Shareholders from at least 25% to at least 33 1/3% of the issued shares entitled to be voted to at a meeting;

4.

The re-appointment of MNP LLP (“MNP”) as the Company’s auditor and independent registered public accounting firm and the authorization of the (the “Board”) to fix MNP’s remuneration and terms of engagement; and

5.	The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board is not aware of any other business to be presented to a vote of the Shareholders at the Meeting.

This notice is accompanied by the proxy statement and the accompanying proxy card or voting instruction form. The Company is using notice-and-access to deliver the proxy materials to Shareholders. This means that the proxy materials are being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption.

The Meeting will be accessible at www.virtualshareholdermeeting.com/GRAMF2022. We have determined to hold the Meeting in a virtual-only format. To participate in the Meeting, you must be a Shareholder on the record date of April 29, 2022. You may vote your shares and will have the opportunity to submit questions during the meeting.

Please note that in order to access the meeting, Shareholders will need their unique control number that appears on the Notice of Internet Availability of Proxy Materials, the proxy card (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials, as applicable. Instructions should be provided to beneficial owners on the voting instruction form provided by their broker or bank or other nominee. If you do not have your control number, you will not be able to join the Meeting.

We want to ensure that all Shareholders are afforded the same rights and opportunities to participate, including access to the Board and our management, as they would at an in-person meeting.

If you encounter any technical difficulties when accessing or using the Meeting website, please call the technical support number that will be posted on the Meeting website login page. The Meeting website is supported on browsers and devices running the most updated version of applicable software and plugins.

Please note that, due to the virtual nature of the Meeting, you will not be able to provide a proxy to the Chair of the Meeting at the Meeting.

Most Shareholders have a choice of voting over the Internet, by telephone or by using a traditional form of proxy. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you. Your vote by proxy will ensure your representation at the Meeting, regardless of whether you attend the Meeting or not.

Whether or not you expect to attend the Meeting, please submit your proxy or voting instruction form with your voting instructions.

DATED as of May 2, 2022
By Order of the Board of Directors

Troy Datcher
Chief Executive Officer

PROXY STATEMENT FOR THE 2022 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 22, 2022

This proxy statement contains information about the 2022 annual general and special meeting of (the “Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of TPCO Holding Corp. to be held on Wednesday, June 22, 2022 beginning at noon (New York City time), via live audio webcast online at www.virtualshareholdermeeting.com/GRAMF2022.

The board of directors of the Company (the “Board”) is using this proxy statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company” or “TPCO” or similar terms refers to TPCO Holding Corp. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 1550 Leigh Avenue, San Jose, California 95125.

Unless otherwise specified, the information contained in this proxy statement is given as of May 2, 2022, the date of this proxy statement.

We will send a notice of Internet availability of proxy materials (the “Notice of Internet Availability”) to Shareholders on or about May 6, 2022 to shareholders of record date as of April 29, 2022 (the “Record Date”).

We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year following the fifth anniversary of the date of the first sale of our common equity securities pursuant to an effective registration statement under the Securities Act of 1933, as amended, (2) the last day of the fiscal year in which we have total annual gross revenue of at least $1.07 billion, (3) the last day of the fiscal year in which we are deemed to be a “large accelerated filer,” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (4) the date on which we have, during the previous three year period, issued more than $1.0 billion in nonconvertible debt.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This proxy statement and our Annual Report for the fiscal year ended December 31, 2021, including our Form 10-K for the fiscal year ended December 31, 2021 (our “2021 Annual Report”) are available free of charge at www.proxyvote.com.

As permitted by the rules of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian securities regulators, the Company is providing meeting-related materials to Shareholders over the Internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.

The Notice of Internet Availability will explain how to access the Notice of Meeting, this proxy statement, our 2021 Annual Report and a proxy card or voting instruction form (collectively, the “proxy materials”) on the Internet. Electronic copies of the Notice of Internet Availability and the proxy materials will be available at www.proxyvote.com. The audited consolidated financial statements of the Company for the years ended December 31, 2021 and 2020 and the related management’s discussion and analysis (“MD&A”), are available on our website at https://ir.theparent.co/financials/quarterly-results/default.aspx. All of the above-noted materials are available under the Company’s profile on SEDAR at www.sedar.com. Shareholders are reminded to review these online materials when voting. Electronic copies of the proxy materials in connection with the Meeting will be available at www.proxyvote.com for a period of one year.

Shareholders may request to receive paper copies of the proxy materials in connection with the Meeting at www.proxyvote.com, or by calling 1-877-907-7643 and entering the provided 16-digit control number, or obtain further information about notice-and-access by calling the toll-free number 1-844-916-0609 (English) or 1-844-973-0593 (French), or, by email at noticeandaccess@broadridge.com. In order for Shareholders to receive the paper copies of the proxy materials in advance of any deadline for the submission of voting instructions and the date of the Meeting, it is recommended to request materials using one of the methods above as soon as possible but not later than June 8, 2022.

The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting website. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a more timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

If you are a Non-registered Shareholder (as defined below), you will not receive a Notice of Internet Availability directly from us, but your Intermediary (as defined below) will forward you a Notice of Internet Availability with instructions on accessing our proxy materials and directing that organization how to vote your Shares, as well as other options that may be available to you for receiving our proxy materials.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL AND SPECIAL MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

Our Board is using this proxy statement to solicit proxies for use at the Meeting to be held via live audio webcast on June 22, 2022 and is making these materials available by posting them online to access, rather than mailing them out unless requested by a Shareholder.

As a Shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by management of the Company. This proxy statement is designed to assist you in voting your Shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being made available on the Internet or sent to both registered and non-registered Shareholders. In some instances, the Company has distributed copies of the Notice of Internet Availability or the actual notice of Meeting, proxy statement and the accompanying voting instruction form (as applicable, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to Shareholders whose Shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.

Intermediaries are required to seek voting instructions from Non-registered Shareholders in advance of Shareholder meetings. Every Intermediary has its own mailing procedures and provides its own return voting instructions, which should be carefully followed by Non-registered Shareholders to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a Non-registered Shareholder by its Intermediary is identical to the form of proxy provided by the Company to the Intermediaries. However, its purpose is limited to instructing the Intermediary on how to vote on behalf of the Non-registered Shareholder. The majority of Intermediaries now delegate responsibility for obtaining instructions on how to vote from clients to Broadridge Investor Communications Corporation (“Broadridge”). Broadridge typically mails a voting instruction form to the Non-registered Shareholders and asks the Non-registered Shareholders to return the voting instruction form to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Non-registered Shareholder receiving a voting instruction form from Broadridge cannot use that voting instruction form to vote Shares directly at the Meeting. The voting instruction form must be returned to Broadridge or the Intermediary well in advance of the Meeting to have the Shares voted.

Non-registered Shareholders who have elected to receive the Documents by electronic delivery will have received e-mail notification from the Intermediary that the Documents are available electronically at www.proxyvote.com. Please return your voting instructions as specified in the request for voting instructions.

What is included in the proxy materials?

The proxy materials include:

•	our Notice of Meeting;

•	our proxy statement for the Meeting

•	our 2021 Annual Report; and;

•	a proxy card or voting instruction form.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and board committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another Shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another Shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our investor relations team at investor@theparent.co or by calling us at (669) 279-5390.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a registered Shareholder and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge Financial Solutions at:

Broadridge

51 Mercedes Way

Edgewood, NY 11717

1-866-540-7095

If you are a beneficial owner of Shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Note that in light of continued restrictions and orders imposed in connection with the novel coronavirus (“COVID-19”), you should allow more time for receipt and processing of physical mail than under normal circumstances.

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail. Our directors, officers and employees may also solicit proxies in person or by other means. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so.

We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to those beneficial owners.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

1.	The election of the seven persons named in this proxy statement to the Board for the ensuing year (the “Director Election Proposal”);

2.

The approval of a Special Resolution, as set forth in Appendix A to this proxy statement, adopting the Amended and Restated TPCO Holding Corp. Equity Incentive Plan (the “Equity Incentive Plan Proposal”);

3.

The approval of a Special Resolution, as set forth in Appendix B to the this proxy statement, amending the Company’s Articles to increase the quorum necessary for the transaction of business at a meeting of Shareholders from at least 25% to at least 33 1/3% of the issued shares entitled to be voted to at a meeting (the “Quorum Increase Proposal”);

4.

The re-appointment of MNP LLP (“MNP”) as the Company’s auditor and independent registered public accounting firm for and the authorization of the Board to fix MNP’s remuneration and terms of engagement (the “Auditor Appointment Proposal”); and

5.	The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

What are my voting choices?

You may select “For” or “Withhold” with respect to each Nominee for director under the Director Election Proposal and with respect to the Auditor Appointment Proposal. You may select “For” “Against” or “Abstain” with respect to each of the Quorum Increase Proposal and the Equity Incentive Plan Proposal.

How does the Board recommend that I vote?

Our Board recommends that you vote your Shares:

•	“FOR” the election of each of its nominees to the Board;

•	“FOR” the Equity Incentive Plan Proposal;

•	“FOR” the Quorum Increase Proposal; and

•	“FOR” the Auditor Appointment Proposal.

What is the Quorum Requirement for the Meeting?

The quorum for the transaction of business at the Meeting is two persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold at least 25% of the issued shares entitled to be voted at the meeting.

Abstentions, broker “non-votes” (as described below), and withhold votes are counted as present, and therefore are included for the purposes of determining whether a quorum is present.

What vote is required to approve each item?

Proposal	Required Vote
Director Election Proposal	Majority of the votes cast for each nominee

Equity Incentive Plan Proposal	Majority of the votes cast on the proposal, excluding any votes cast by shareholders that would receive, or would be eligible to receive, a material benefit resulting from the adoption of the Plan. (as defined below)

Quorum Increase Proposal	Two-thirds of the votes cast on the proposal

Auditor Appointment Proposal	Majority of the votes cast on the proposal

The Board has adopted a “majority voting” policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, the proxy card or voting instruction form for the vote at the Meeting will enable each Shareholder to vote “FOR” or “WITHHOLD” with respect to each nominee for director under the Director Election Proposal.

In an uncontested election of directors, as is the case with the election of directors at the Meeting, any nominee for election as a director who does not receive a greater number of votes “for” his or her election than votes “withheld” from such election (a “Majority Withhold Vote”) shall tender his or her resignation, as a director of the Company, to the Chair of the Board immediately following the meeting at which the director was elected, which resignation will become effective upon acceptance by the Board. Following each uncontested election of directors at which a Majority Withhold Vote occurs, the Company shall forthwith issue a news release disclosing the detailed voting results for the election of each director, and shall forthwith provide a copy of the news release to the Neo Exchange Inc. (the “Neo Exchange”) if there is a Majority Withhold Vote.

The Nomination and Corporate Governance Committee (the “NGC”) shall promptly consider any resignation offer from a director who has received a Majority Withhold Vote and recommend to the Board the action to be taken with respect to such tendered resignation. Such recommendation of the NGC may be to accept or reject the resignation on such basis as the NGC determines appropriate, provided that, in the absence of exceptional circumstances that would support rejection of the resignation, the NGC shall recommend acceptance of the resignation.

In considering a tendered resignation, and whether exceptional circumstances exist, the NGC will consider all factors deemed relevant to the best interests of the Company, including those set forth in the Majority Voting Policy.

Any individual who tenders his or her resignation pursuant to this policy and who is a member of the NGC shall not participate in any meeting of the NGC held to consider the resignation.

The Board shall consider and determine whether to accept or reject the NGC’s recommendation within 90 days following the applicable election of directors. In considering the NGC’s recommendation, the Board will consider the factors considered by the NGC and such additional information and factors that the Board considers to be relevant. Any individual who tenders his or her resignation pursuant to this policy shall not participate in any meeting of the Board held to consider the resignation. The Board shall accept the resignation except in situations where exceptional circumstances would warrant the applicable director continuing to serve on the Board. Following the Board’s decision, the Board shall promptly disclose, via news release, its decision whether to accept the director’s resignation offer and shall provide a copy of such news release to the Neo Exchange. If the Board rejects the resignation offer, the news release shall fully state the reasons for the rejection. If the resignation offer is accepted, the Board may, in accordance with the provisions of applicable law and the nomination rights, if any, of Shareholders, (i) leave the resultant vacancy in the Board unfilled until the next annual meeting of Shareholders of the Company, (ii) appoint a new director to fill the vacancy created by such resignation, (iii) reduce the size of the Board, or (iv) call a special meeting of Shareholders at which there will be presented a new candidate to fill the vacant position(s). The complete Majority Voting Policy is available on TPCO’s website at: https://ir.theparent.co/governance/governance-documents/default.aspx.

What are broker “non-votes”?

A “broker non-vote” occurs when a broker who holds its customer’s Shares in the name of a brokerage submits proxies for such Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, Canadian brokers are prohibited from voting their customers’ Shares.

Without specific instructions, U.S. brokers, as the holders of record, are permitted to vote their customers’ Shares on “routine” matters only, but not on other matters. The only proposal that constitutes a “routine” matter on which U.S. brokers will have discretion to vote is the Auditor Appointment Proposal.

What effect on the outcome of the voting on the proposals will and broker “non-votes,” abstentions and “withhold votes” have?

Broker “non-votes” and abstentions will not be counted as votes cast and, therefore, will have no effect on the outcome of the voting on any of the proposals. If a shareholder selects “Withhold” with respect to the election of a nominee, their vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the Majority Vote Policy. A “Withhold” vote will have no effect on the votes cast with respect to the Auditor Appointment Proposal.

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, the persons named as proxy holders, Troy Datcher and Mike Batesole, or either of them, or such other person as you appoint, will have discretion to vote the proxies held by them on those matters in accordance with their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will disseminate and file in Canada on SEDAR promptly following the Meeting. Both the Form 8-K and press release will also be available on the “SEC Filings” tab in the “Financials” section of our website at www.theparent.co.

How You Can Vote

What Shares can I vote?

You are entitled to vote all Shares owned by you on the Record Date, including (i) shares held directly in your name as the registered Shareholder and (ii) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, there were 1,204 registered Shareholders holding 46,336,178 outstanding Shares, and there were 100,759,427 total Shares were issued and outstanding.

What is the difference between holding Shares as a registered Shareholder and as a Non-registered Shareholder?

Most of our Shareholders hold their Shares through a bank, broker or other nominee rather than having the Shares registered directly in their own name. Summarized below are some distinctions between Shares held of record and those owned beneficially by Non-registered Shareholders.

Registered Shareholder

If your Shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the registered Shareholder of the Shares. As the registered Shareholder, you have the right to grant a proxy to vote your Shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. You have received a proxy card to use in voting your Shares via the Internet, by telephone or by mail.

Beneficial or Non-Registered Shareholder

If you are a Non-registered Shareholder, your Shares are held through an Intermediary (e.g., bank, broker or other nominee), in which case it is likely that they your Shares are registered in the name of the Intermediary and you are the beneficial owner of Shares held in “street name”.

As the beneficial owner of Shares held for your account, you have the right to direct the registered holder to vote your Shares as you instruct, and you also are invited to attend the Meeting and vote your Shares at the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction form for you to use in directing how your Shares are to be voted.

If I am a registered Shareholder, may I appoint a person to represent me at the Meeting other than the persons designated in the proxy card?

Yes. The persons named in the enclosed proxy card are directors or officers of TPCO designated by management of TPCO. A registered Shareholder has the right to appoint as proxyholder a person or company (who need not be a Shareholder) other than the persons already named in the enclosed proxy card to attend and act on such registered Shareholder’s behalf at the Meeting. If you wish to appoint as your proxy a person other than the individuals named on the proxy card to attend the Meeting and vote for you, you may do so by striking out the names on the proxy card and inserting the name of your proxy in the blank space provided in the proxy card, or you may complete another proper proxy card. In addition, you must provide your appointed proxy with your 16-digit control number so your proxy can vote at the meeting. Your appointed proxy need not be a shareholder of the Company. If you appoint a non-management proxyholder, please make them aware and ensure they will attend the meeting for the vote to count.

How can I vote my shares in person and participate at the Meeting?

The Meeting will be conducted in an exclusively virtual format via live Internet webcast available at www.virtualshareholdermeeting.com/GRAMF2022. You will be able to access the Meeting using an Internet connected device, such as a laptop, computer, tablet or mobile phone, and the meeting platform will be supported across browsers and devices that are running the most updated version of the applicable software plugins. You will need your 16-digit control number (located on the proxy card, voting instruction form or Notice of Internet Availability) to enter the virtual Meeting as a Shareholder.

Shareholders as of the Record Date can access and vote at the Meeting during the live webcast as follows:

1.

Log into www.virtualshareholdermeeting.com/GRAMF2022 at least 15 minutes before the Meeting starts. You should allow ample time to check into the virtual Meeting and to complete the related procedures.

2.

Enter your 16-digit control number into the Shareholder Login section (your control number is located on your proxy card, voting instruction form or Notice of Internet Availability) and click on “Enter Here.”

3.	Follow the instructions to access the Meeting and vote when prompted.

Even if you currently plan to participate in the virtual Meeting, you should consider voting your shares by proxy in advance so that your vote will be counted in the event that you later decide not to attend, or are unable to access, the virtual Meeting. If you access and vote on any matter at the Meeting during the live webcast, then you will revoke any previously submitted proxy.

Those accessing the virtual Meeting must remain connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure Internet connectivity for the duration of the Meeting.

Guests will not be able to access the Meeting. You must have a 16-digit control number to access the Meeting.

Shareholders or their proxyholders with questions regarding the virtual Meeting portal or requiring assistance accessing the meeting website may call the technical support line at 1-800-586-1548 (toll-free) or 303-562-9288 (toll) or visit the website www.virtualshareholdermeeting.com for additional information.

How can I vote my shares without attending the Meeting?

To vote your shares without attending the meeting, please follow the instructions for Internet or telephone voting on the Notice of Internet Availability. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the registered Shareholder, or by signing the voting instruction form provided by your bank or broker and returning it by mail, if you are Non-registered Shareholder but not the registered Shareholder. This way your shares will be represented whether or not you are able to attend the meeting. As a Shareholder, you may vote as follows:

Internet:	Go to www.proxyvote.com. Enter the 16-digit control number printed on the Notice of Internet Availability, voting instruction form or proxy card and follow the instructions on screen.

Telephone:	Call 1-800-474-7493 and follow the instructions. You will need to enter your 16-digit control number. Follow the interactive voice recording instructions to submit your vote.

Mail:	Enter voting instructions, sign the proxy card or voting instruction form and return it in the prepaid envelope provided to: Vote Processing, c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

Why a virtual Meeting?

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our Shareholders and the Company. A virtual meeting enables increased Shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more Shareholders to attend the Meeting. In addition, given the potential uncertainties in connection with the current COVID-19 pandemic, including risks related to travel and attending large gatherings, we believe that a virtual-only meeting is the most appropriate format for our Shareholders and other Meeting attendees.

What are the procedures with respect to submitting questions or comments for the Meeting?

We expect to hold, to the extent feasible and practical, a live question and answer session in connection with the Meeting. Registered Shareholders, duly appointed proxyholders and non-registered Shareholders will be able to submit questions for the question and answer session. Questions can be submitted only during the Meeting in writing through the live webcast at www.virtualshareholdermeeting.com/GRAMF2022 after logging-in and typing your question into the “Ask a Question” field, and clicking “Submit”.

We intend to answer properly submitted questions that are pertinent to the Company and Meeting matters, as time permits. Questions sent will be moderated before being sent to the Chair of the Meeting. The Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to Meeting matters or that are otherwise inappropriate.

How will my Shares be voted by my proxy if I am a registered shareholder?

If you appoint the members of Company management listed on the proxy card as your proxy, they will vote your Shares in accordance with your instructions. However, if you sign your proxy card but do not give instructions, they will vote your Shares in accordance with the Board’s recommendation:

•	“FOR” the election of each of its nominees to the Board;

•	“FOR” the Equity Incentive Plan Proposal;

•	“FOR” the Quorum Increase Proposal; and

•	“FOR” the Auditor Appointment Proposal.

If you appoint someone other than the members of Company management listed on the proxy card as your proxy, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

Further details about the proposals are set out in this proxy statement. If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named in the accompanying proxy card will vote the proxies held by them in accordance with their best judgment. As of the date of this proxy statement, management is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.

How do I revoke my proxy if I am a registered Shareholder?

If you want to revoke your proxy after you have delivered it, you can do so at any time before the proxy cut-off. You may do this by an instrument in writing that is sent to the registered office of the Company at any time up to and including the last business day before the day set for the holding of the Meeting at which the proxy is to be used, or any adjournment thereof, or in any other manner permitted by law. You may also revoke your proxy by making a request in writing to the Chair of the Meeting by email to investor@theparent.co during the Meeting or any adjournment or postponement thereof before any vote in respect of which the proxy has been given or taken. The written request can be from you or your authorized attorney.

If you revoke your proxy and do not replace it with another that is deposited with the Company before the deadline, you can still vote your Shares, but to do so you must attend the Meeting.

If I am a Non-registered Shareholder, how will my Intermediary vote my Shares and how can I change my vote?

The information set forth in this section is of significant importance to Non-registered Shareholders. If your Shares are not registered in your own name, they will be held in the name of an Intermediary, usually a bank, trust company, securities dealer or other financial institution and, as such, your Intermediary will be the entity legally entitled to vote your Shares and must seek your instructions as to how to vote your Shares.

Intermediaries are required to seek voting instructions from Non-registered Shareholders in advance of Shareholder meetings. Every Intermediary has its own mailing procedures and provides its own return voting instructions, which should be carefully followed by Non-registered Shareholders to ensure that their Shares are voted at the Meeting. Often, the form of voting instruction form supplied to a Non-registered Shareholder by its Intermediary is identical to the form of proxy provided by the Company to the Intermediaries. However, its purpose is limited to instructing the Intermediary on how to vote on behalf of the Non-registered Shareholder. The majority of Intermediaries now delegate responsibility for obtaining instructions on how to vote from clients to Broadridge Investor Communications Corporation (“Broadridge”). Broadridge typically mails the voting instruction form to the Non-registered Shareholders and asks the Non-registered Shareholders to return the voting instruction form to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Non-registered Shareholder receiving a voting instruction form from Broadridge cannot use that voting instruction form to vote Shares directly at the Meeting. The voting instruction form must be returned to Broadridge or the Intermediary well in advance of the Meeting to have the Shares voted. TPCO (though Broadridge) is sending proxy materials and a voting instruction form directly to non-objecting beneficial owners and objecting beneficial owners.

If you are a beneficial owner of shares registered in the name of an Intermediary, you may generally change your vote by (1) submitting new voting instructions to your Intermediary or (2) by attending the Meeting and voting in person. However, please consult your broker or other Intermediary for any specific rules it may have regarding your ability to change your voting instructions.

When is the deadline to vote?

If you hold Shares as the Shareholder of record, your vote by proxy must be received before 11:59 p.m. (New York City time) on June 21, 2022 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjourned or postponed meeting.

If you are a Non-registered Shareholder (i.e., you are a beneficial owner), please follow the voting instructions provided by your bank, broker or other nominee.

Who will count the votes at the Meeting?

A representative of Broadridge will act as scrutineer at the Meeting and will count the votes.

Shareholder Proposals and Director Nominations

What is the deadline to submit Shareholder proposals to be included in the proxy materials for next year’s annual general meeting?

The Company is subject to the rules of both the SEC under the Exchange Act, and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to Shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual general meeting must be received by our Corporate Secretary no later than the close of business (Pacific Time) on January 6, 2023, and must be submitted to our Corporate Secretary at TPCO Holding Corp., 1550 Leigh Avenue, San Jose, CA 95125. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act. In the event that we hold our 2023 annual general meeting of Shareholders more than 30 days before or after the one-year anniversary date of the Meeting, we will disclose the new deadline by which Shareholders’ proposals must be received by any means reasonably calculated to inform Shareholders.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a Shareholder intends to present at next year’s annual general meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Company’s last annual general meeting (March 22, 2023). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which Shareholders may nominate director candidates for consideration.

How may I nominate director candidates for consideration at a meeting?

Shareholders who wish to submit director nominees for consideration at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Articles (“Articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about TPCO Holding Corp.?”) and must be updated and supplemented as provided in the articles.

Written notice of director nominees must be received, in the case of an annual meeting, not later than 5:00 p.m. (Vancouver time) on the thirtieth (30th) day before the date of the annual meeting of Shareholders; provided, however, that if the annual meeting of Shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of Shareholders was made, notice by the nominating Shareholder may be made not later than the close of business on the fifteenth (15th) day following such public announcement; and further provided, that if notice-and-access is used for delivery of proxy related materials in respect of such meeting, and the annual meeting of Shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of Shareholders was made, the notice must be received not later than the close of business on the fortieth (40th) day before the date of the applicable meeting.

How may I recommend candidates to serve as directors?

It is the policy of the NGC to consider properly submitted recommendations for candidates to the Board from shareholders, subject to contractual obligations the Company may have with respect to the nomination of directors. In this regard, please see “Proposal 1—Director Election Proposal—Nomination Rights Agreement” for a discussion of the nomination rights provided to certain Shareholders.

Shareholder recommendations for candidates to the Board must be directed in writing to TPCO Holding Corp., 1550 Leigh Avenue, San Jose, California 95125, Attention: Corporate Secretary. Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and TPCO within the last three years and evidence of the nominating person’s ownership of TPCO stock, if any. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of TPCO’s business, other commitments and the like, as well as any personal references and an indication of the candidate’s willingness to serve.

Potential nominees recommended by a Shareholder in accordance with these procedures will be considered and evaluated in the same manner as other potential nominees.

For information regarding the factors considered by the NGC in nominating directors for election or appointment, please see “Corporate Governance—Nomination and Governance Committee— Policies with Respect to Director Nominees”.

Obtaining Additional Information

How may I obtain financial and other information about TPCO Holding Corp.?

Our consolidated financial statements are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on March 31, 2022. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any Shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?” The Annual Report on Form 10-K is also available free of charge on the “SEC Filings” tab in the “Financials” section of our website at www.theparent.co, on the SEC’s website at www.sec.gov, and on SEDAR at www.sedar.com.

What if I have questions for the Company’s transfer agent?

If you are a Shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company

350 – 300 5th Avenue SW

Calgary, Alberta T2P 3C4

www.odysseytrust.com

Phone: 1-778-819-1184

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

TPCO Holding Corp.

Attn: Corporate Secretary

1550 Leigh Avenue

San Jose, CA 95125

investor@theparent.co

PROPOSAL 1—DIRECTOR ELECTION PROPOSAL

The Board currently consists of seven directors, and the Board has nominated the seven nominees set forth below (our “Nominees”) for election at the Meeting.

The following table sets for the name, age and state and country of residence of each of our Nominees.

Name	Age(1)	State & Country of Residence
Michael Auerbach	46	New York, USA
Morgan Callagy	50	Florida, USA
Mark Castaneda	57	California, USA
Troy Datcher	53	California, USA
Al Foreman	49	New York, USA
Leland Hensch	53	New York, USA
Daniel Neukomm	43	Colorado, USA

(1)	As of April 29, 2022.

Information about each Nominee can be found in the “Biographical Information Relating to Our Nominees” section below.

Management does not contemplate that any of the nominees will be unable to serve as a director of the Company.

Nomination Rights Agreement

Upon closing of our acquisition each of CMG Partners, Inc. (“Caliva”) and Left Coast Ventures, Inc. (“LCV”) on January 15, 2021 (the “Qualifying Transaction”), we entered into a Nomination Rights Agreement (the “Nomination Rights Agreement”) with Subversive Capital Sponsor LLC (“Sponsor”), the sponsor of Subversive Capital Acquisition Corp. (which became TPCO as a result of the Qualifying Transaction) (“Subversive”), and GRHP Management, LLC (“GRHP”), as Caliva shareholders’ representative. Pursuant to the Nomination Rights Agreement, the Sponsor and GRHP agreed to certain rights and provisions regarding the Board of directors. Until the earlier of three years following the closing of the Qualifying Transaction or, if applicable, the date the Caliva Earnout Shares (as defined below) are earned, the Board will consist of nine members; provided, however, if after the effective time of the Qualifying Transaction, the Board determines to appoint the Chief Executive Officer of the Company (the “CEO”) to the Board or otherwise expand the size of the Board, the number of members of the Board shall be increased to nine (a “CEO Event”). Michael Auerbach, the Chairman of the Board, is a principal of Sponsor. Mr. Neukomm’s wife has a minority interest in an affiliate of GRHP.

In connection with the closing of the Qualifying Transaction, Caliva shareholders received a contingent right for up to approximately 17,400,000 additional Shares (the “Caliva Earnout Shares”) in the event the 20-day volume weighted average trading price of the Shares reaches $13.00, $17.00 and $21.00 within three years of closing, with one-third of such 17,400,000 Shares issuable upon the achievement of each price threshold, respectively. In addition, LCV shareholders received a contingent right for up to approximately 3,900,000 additional Shares (the “LCV Earnout Shares” and, together with the Caliva Earnout Shares, the “Earnout Shares”) in the event the 20-day VWAP of the Shares reaches $13.00, $17.00 and $21.00 within three years of closing, with one-third of such 3,900,000 Shares issuable upon the achievement of each price threshold, respectively. No Earnout Shares have been earned to date.

During the three-year period following the closing of the Qualifying Transaction and prior to a CEO Event, the members of the Board shall be nominated as follows: (i) three directors nominated by GRHP, (ii) two directors nominated by Sponsor and (iii) two directors nominated mutually by GRHP and Sponsor.

After a CEO Event, the members of the Board shall be nominated as follows: (i) four (4) directors nominated by GRHP, (ii) two (2) directors nominated by Sponsor, (iii) two (2) directors nominated mutually by GRHP and Sponsor and (iv) the new CEO, nominated mutually by GRHP and the Sponsor. GRHP and the Sponsor shall be entitled to have a proportionate number of directors, as applicable, serve on each committee of the Board.

The appointment of Mr. Datcher as the Company’s Chief Executive Officer was a CEO Event. However, the parties to the Nomination Rights Agreement have agreed to maintain the size of the Board at seven, and the following persons are being nominated pursuant to the Nomination Rights Agreement:

•	GRHP is nominating Daniel Neukomm, Al Foreman, and Morgan Callagy.

•	former members of the Sponsor (which has now dissolved) are nominating Michael Auerbach and Leland Hensch;

•	GRHP and the former members of the Sponsor are mutually nominating Troy Datcher and Mark Castaneda.

Any directors nominated in accordance with the Nomination Rights Agreement shall serve until the first meeting of Shareholders of the Company at which directors are to be elected, or their death, resignation, removal or disqualification, and the Board shall take all steps necessary to fill such seat as soon as reasonably practicable with the individual designated by the party with the right to designate such seat. Each director nominated pursuant to the Nomination Rights Agreement shall be entitled to indemnification protection and liability insurance coverage on the same terms as all other members of the Board. Each director nominated pursuant to the Nomination Rights Agreement who is not otherwise an employee of the Company or one of its subsidiaries shall be entitled to compensation comparable to other members of the Board who are not employees of the Company or its subsidiaries.

In addition, in accordance with the Nomination Rights Agreement, one observer appointed by each of the Sponsor and GRHP is entitled to serve as an observer to the Board and its committees. Rich Brown is currently serving as observer designated by GRHP. The Sponsor is not currently exercising its right to appoint an observer.

The Nomination Rights Agreement will automatically terminate upon the earliest of (a) the later of (i) the first date on which neither Sponsor, on the one hand, nor the Caliva shareholders in the aggregate, on the other hand, own at least 5% of the outstanding Shares or (ii) the third anniversary of the closing of the Qualifying Transaction; (b) the mutual written agreement of TPCO, GRHP and the Sponsor; and (c) the dissolution or liquidation of TPCO.

Biographical Information Relating to Our Nominees

The business background and certain other information about our Nominees is set forth below:

Michael Auerbach. Mr. Auerbach has served as Chairman of our Board since January 2021. He is an entrepreneur, investor, business consultant, media producer, and private diplomat.

Since 2013, he has served as the founder and managing member of Subversive Capital, which is dedicated to investing in radical companies whose core missions subvert the status quo and require sophisticated regulatory strategies for success. Subversive Capital has been a pioneering investor in emerging industries, specializing in both early and late-stage investments as well as SPAC acquisitions. Since November 2021, he has also served as the managing member of Subversive Capital Advisor LLC, an SEC-registered investment advisor which recently launched the Subversive Metaverse ETF on the CBOE exchange.

Mr. Auerbach served as the Chief Executive Officer of Subversive Acquisition LP, which was a publicly traded Canadian special purpose acquisition company prior to merging into Intercure Ltd., a leading Israeli cannabis company, in April 2021. Michael served as Chairman of Subversive Capital Acquisition Corp., which was a publicly traded Canadian special purpose acquisition company prior to engaging in the Qualifying Transaction and becoming TPCO Holding Corp.

In his capacity as a private diplomat, since November 2012, Mr. Auerbach has served as a senior vice president at Albright Stonebridge Group, a part of Denton Global Advisors, a global consulting firm founded by former Secretary of State Madeleine Albright.

Prior to joining Albright Stonebridge Group, Michael founded and then sold a risk consulting firm to Control Risks – a leading global risk consulting firm. Michael started his career during the dot-com boom of the late 1990s running Panopticon Inc., a VC incubator concentrating on Internet and mobile technology. Michael was the Executive Producer of Pseudo Programs – the first Internet Television network.

Mr. Auerbach has also held senior positions at the Center for American Progress and The Century Foundation, where he concentrated on issues related to U.S. Foreign Policy, National Security, and Conflict Resolution. His work has been published in a variety of national and international publications, and he served as a Visiting Professor at the New School for Social Research. He has also taught at the University of Cape Town and Cyprus College.

Mr. Auerbach serves as a member of the board of directors and the lead independent director of Atai Life Sciences N.V., a Nasdaq-listed, clinical-stage biopharmaceutical company, since June 2021. He has also serves as a board member of Tuscan Holdings Corp. II, a Nasdaq-listed blank check company, since June 2019. Mr. Auerbach served on the board of directors of Tilray Brands Inc., the first Nasdaq-listed global cannabis company, from February 2018 to May 2021 Mr. Auerbach also sat on the board of directors of Privateer Holdings, Inc from June 2013 to December 2019. Privateer Holdings was the leading cannabis private equity firm that founded Tilray.

Mr. Auerbach presently sits on the boards of the Theodore C. Sorensen Center for International Peace and Justice, the KiDS Board of NYU’s Hassenfeld Children’s Hospital, Next for Autism, which produces Night of Too Many Stars, Finding a Cure for Epilepsy (FACES), and Sophie Gerson Healthy Youth Foundation.

We believe Mr. Auerbach is well-qualified to serve as a member of the Board due to his business experience, industry knowledge and contacts and relationships.

Morgan Callagy. Mr. Callagy started his investment career at Ark Asset Management a multi-billion dollar long-only investment firm based in New York. In 1996, Mr. Callagy joined Veronis Suhler Stevenson (“VSS”), a New York-based private equity firm, where he spent 22 years in a variety of positions, including as one of the founders and most recently head of the firm’s London office where he was based for close to 20 years. Mr. Callagy while at VSS was responsible for the Firm’s investments throughout Europe and his role included sourcing, due diligence, transaction execution, portfolio management, fund raising, and various portfolio board level responsibilities. Mr. Callagy, limited partners, sponsors and banks, were involved in the deployment in aggregate of over $2 billion across the media, technology, software and entertainment value chains and served on the Executive Committee of VSS and the investment committees across several of VSS’s funds. Since leaving VSS in 2017, Mr. Callagy, has been a advisor to La Jolla Group Inc. and its portfolio of active consumer brands. Mr. Callagy and Daniel Neukomm founded Revelstone Capital in 2017 to focus on investments across the active consumer brands and media landscape and to enhance the performance of companies in the consumer space including La Jolla Group’s portfolio of brands. Mr. Callagy has served as the Co-Chief Executive Officer of Revelstone Capital Acquisition Corp., a Nasdaq-listed blank check company, since its inception in April 2021 and is one of its directors. Mr. Callagy has over 25 years of investment experience. Mr. Callagy has invested in numerous businesses including several consumer businesses across multiple consumer segments, more recently including Caliva (now part of TPCO), a California-based cannabis company, he was an early investor in Spiritual Gangster, a branded apparel lifestyle company where Mr. Callagy has served on the board of directors since 2015, and Teton Gravity Research, an action sports content business where he was Chairman of the Board. Mr. Callagy earned a Bachelor of Arts in history from Georgetown University.

We believe Mr. Callagy is well-qualified to serve as a member of the Board because of his significant investing and financial experience as well as his experience investing in companies in the active consumer brands and wellness landscape.

Mark Castaneda. Mr. Castaneda served as Chief Financial Officer and Treasurer (Secretary during 2018) of Tilray Brands, Inc., a leading global cannabis-lifestyle and consumer packaged goods company, from March 2018 until his resignation on March 2, 2020, at which point he assumed a business development role for Tilray Brands, Inc. through his retirement in September 2020. Mr. Castaneda previously served as the Chief Financial Officer and Assistant Treasurer of Primo Water Corporation, a publicly traded water marketing and distribution company, where he helped lead its initial public offering in October 2010, from March 2008 to January 2018. From October 2007 to March 2008, Mr. Castaneda served as the Chief Financial Officer for Tecta America, Inc., a private national roofing contractor, and from October 2004 to August 2006, he served as Chief Financial Officer for Pike Electric Corporation, a publicly traded energy solutions provider, where he helped lead its initial public offering in July 2005. Mr. Castaneda also served as the Chief Financial Officer of Blue Rhino Corporation from November 1997 to October 2004 and as a member of the board of directors of Blue Rhino from September 1998 to April 2004. Mr. Castaneda helped lead Blue Rhino’s initial public offering in May 1998. Mr. Castaneda began his career with Deloitte & Touche in 1988 and is a certified public accountant. Mr. Castaneda has served on the Audit Committee of Ranir Global Holdings, LLC from August 2016 to June 2019. Mr. Castaneda holds a BS in Accountancy and a Masters, Taxation from DePaul University.

We believe Mr. Castaneda is well-qualified to serve as a director due to his significant finance and accounting background, his experience at a Tilray Brands, Inc. and his experience serving on and interacting with audit committees.

Troy Datcher. Mr. Datcher joined the Company as Chief Executive Officer in September 2021. Prior to joining the Company, Mr. Datcher was an executive at The Clorox Company, where he most recently served as Senior Vice President and Chief Customer Officer responsible for the Company’s worldwide sales organization. Mr. Datcher first joined The Clorox Company in 1999 as a region sales manager for the Specialty Division before assuming a leadership role for the company’s automotive business. In 2006, he joined JTG/Daugherty Racing, where he spent three years as the Director of NASCAR Sponsorship and Marketing for the organization before returning to The Clorox Company in 2009. Prior to his combined 20-year tenure at The Clorox Company, Mr. Datcher served as national sales account manager at The Procter & Gamble Company.

We believe Mr. Datcher is qualified to serve as director due to his significant executive experience at Clorox, a major consumer packaged goods company, as well as his experience serving as TPCO’s Chief Executive Officer.

Al Foreman. Mr. Foreman has over 20 years of professional experience in private equity, corporate finance, financial technology, and a broad range of transaction experience that includes the origination, structuring, and execution of debt, equity, and M&A transactions globally, as both a principal and an agent. Mr. Foreman is a Managing Partner and the Chief Investment Officer of Tuatara Capital, a role he has held since January 2014. In this role, Al is responsible for formulating Tuatara’s macro investment strategy and for the structuring and oversight of portfolio investments. Prior to co-founding Tuatara in 2014, Al was a Managing Director with Highbridge Principal Strategies, LLC, a $45 billion alternative investment management business. Before Highbridge, Mr. Foreman worked in investment banking as a Managing Director in J.P. Morgan’s Financial Sponsors Group, and he joined the bank as a Managing Director and founding member of the management team for the J.P. Morgan Private Equity Fund Services business. Earlier, Al was a financial technology executive at Vitech Systems Group and Virtual Growth Incorporated, and he began his career as a Management Associate in Citigroup’s Private Bank, where he co-founded Citibank’s Professional Sports Group. Al is currently on the board of directors of Willow Biosciences Inc., a Canadian publicly traded biotechnology company. Al has also served on the board of directors of Tuatara Capital Acquisition Corp., a Nasdaq-listed special purpose acquisition company, since January 2020. Mr. Foreman also sits on the boards of directors of various private companies, including Teewinot Life Sciences Corp., a private biotechnology company and including GDL. Inc., a private cannabis company. Mr. Foreman earned a B.S. in Finance from the University of Connecticut where he was a United Technologies Finance Scholar and a two-time Scholar Athlete Award Winner. He also holds a J.D. from the Sandra Day O’Connor College of Law at Arizona State University, and an MBA from Arizona State University’s W.P. Carey School of Business. Mr. Foreman serves on the Board of Directors for the University of Connecticut Foundation, and he is a member of the University’s Investment Committee and Athletic Steering Committee.

Please see “Corporate Governance—Cease Trade Orders, Bankruptcies, Penalties or Sanctions/Involvement in Certain Legal Proceedings” for information relating to the bankruptcy filing by Teewinot Life Sciences Corp. under Chapter 11 (Reorganization) of the U.S. Bankruptcy Code.

We believe Mr. Foreman is qualified to serve as a director due to his extensive experience in corporate finance, private equity, and financial technology.

Leland Hensch. Mr. Hensch is a private investor and a general partner of Subversive Capital, which is dedicated to investing in radical companies whose core missions subvert the status quo and require sophisticated regulatory strategies for success. Subversive Capital has been a pioneering investor in emerging industries, specializing in both early and late-stage investments as well as SPAC acquisitions. Mr. Hensch served as the Chief Financial Officer of Subversive Acquisition LP, which was a publicly traded Canadian special purpose acquisition company prior to merging into Intercure Ltd., a leading Israeli cannabis company, in April 2021. He also served as Chief Executive Officer of Subversive Capital Acquisition Corp., which was a publicly traded Canadian special purpose acquisition company prior to engaging in the Qualifying Transaction and becoming TPCO Holding Corp.

Mr. Hensch began his career in 1992 with Hull Trading as an equity derivatives trader on the Chicago Board of Options Exchange. His first trading assignment was in the Frankfurt, Germany office from 1994 to 1998 where he traded on the Deustche Terrmine Borse. Mr. Hensch was hired by Goldman Sachs London in 2001 to head the UK Derivatives desk. In 2004, he relocated to New York to run Macro Derivatives Trading desk. In 2009, Mr. Hensch started Goldman’s Emerging Markets equity trading team in Sao Paulo and was later promoted to Head of Americas Equity trading in 2013. Mr. Hensch was named partner in 2012 and retired in 2016. Since leaving Goldman Sachs, Mr. Hensch has made a number of investments across cannabis, real estate, hospitality, media, and technology businesses. He has been an active investor/owner in the hospitality and media businesses. Mr. Hensch sits on the investment board of The Foundry Mezzanine fund and is still active in equity market trading. Mr. Hensch has a BS in Finance from The Kelley School at Indiana University.

We believe Mr. Hensch is qualified to serve as a director due to his extensive experience in global finance and trading and his experience investing across a variety of industries, including the cannabis industry.

Daniel Neukomm. Mr. Neukomm is currently the CEO of the iconic surf brand O’Neill as well as chairman and CEO of Irvine-based parent company La Jolla Group, Inc. (“LJG”), both positions which he has held since 2013. LJG includes apparel brands in the active consumer space, O’Neill, Spiritual Gangster, Hang Ten, and others, and is a best in class middle market multi-branded operating platform that has unlocked value in emerging brands as well as its flagship brands by reducing costs and providing sophisticated management tools. Mr. Neukomm is the Co-Chief Executive Officer Revelstone Capital Acquisition Corp., a Nasdaq-listed blank check company, and is one of its directors. Mr. Neukomm and Morgan Callagy founded Revelstone Capital in 2017 to focus on investments across the active consumer brands and media landscape and to enhance the performance of companies in the consumer space, including LJG’s portfolio of brands. Before LJG, he was an operating partner for a Silicon Valley-based family office, where he focused on early-stage venture investing and corporate strategy for middle-market portfolio companies including La Jolla Group. Neukomm began his career starting Mountain Oxygen, a supplemental oxygen services company based in Aspen, Colorado. Neukomm earned a Bachelor of Arts in economics from the University of Vermont and an MBA in finance and strategy from the International School of Management in Paris.

We believe Mr. Neukomm is qualified to serve as a director due to his leadership experience gained from serving as chief executive officer of O’Neill and chairman and CEO of LJG, as well as his extensive operational and investing experience with consumer products companies.

The persons named in the accompanying proxy card (if named and absent contrary directions) intend to vote the Shares represented thereby FOR the election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by Shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 1.

PROPOSAL 2—THE EQUITY INCENTIVE PLAN PROPOSAL

Overview

TPCO is asking its shareholders to approve the Amended and Restated TPCO Holding Corp. Equity Incentive Plan (the “Plan”). The Board adopted the TPCO Holding Corp. Equity Incentive Plan (the “Current Plan”) in connection with the Qualifying Transaction in January 2021. However, the Current Plan was not approved by Shareholders. In consultation with Semler Brossy Consulting Group, the Compensation Committee recommended to the Board, and the Board has, subject to approval by Shareholders, amended and restated the Current Plan to increase maximum number of Shares issuable from 10% of the total issued and outstanding Shares from time to time to 15% of the total issued and outstanding Shares from time to time (the “Share Increase Amendment”). The Plan also includes certain provisions of the Current Plan that were adopted by the Company at the time of the Qualifying Transaction to modify the terms of the incentive plan that was in place at the time of the initial public offering of Subversive. Such modifications included removing provisions providing that: (i) the maximum number of Shares issuable to any “Related Person” as compensation within any one-year period, excluding performance-based awards, not exceed 5% of the total issued and outstanding Shares from time to time; (ii) the maximum number of Shares issued or that may be issuable to the company’s non-executive directors as compensation within any one-year period, excluding grants made under the plan, not exceed 5% of the total issued and outstanding Shares from time to time; and (iii) the Board not grant (a) options to any non-executive director during any calendar year with an aggregate fair market value of the Shares in respect of which the awards are exercisable exceeds $150,000 (the “Prior Amendments”). Shareholder approval is required in respect of the Share Increase Amendment and the Prior Amendments.

If our Shareholders approve the Plan, the Plan will become effective immediately. If our Shareholders do not approve the Plan, the terms of the Current Plan will be amended to remove the Prior Amendments and the Share Increase Amendment will not take effect. The Plan is described in more detail below.

Reasons to Approve the Plan

The purpose of the Plan is, among other things, to encourage and enable officers, employees, non-employee directors, advisors and consultants of TPCO, upon whose judgment, initiative and efforts TPCO depends for the successful conduct of the business, to acquire a proprietary interest in TPCO. We consider equity compensation to be a vital element of our compensation program and believe that the ability to grant stock awards at competitive levels is in the best interest of TPCO and its Shareholders. The Board believes the Plan is critical in enabling us to grant stock awards as an incentive and retention tool as we continue to compete for talent. In addition, the Share Increase Amendment will help facilitate the retention of our officers, employees, non-employee directors, advisors and consultants by allowing us to issue additional equity awards to persons whose prior equity awards have either become worthless or decreased in value significantly as a result of the significant decline in the market value of the Shares.

Approval of the Plan (including the Share Increase Amendment and the Prior Amendments) by our Shareholders is required by the rules of the NEO Exchange as well as the terms of the Current Plan.

In addition, Shareholder approval of the Plan would be required under the corporate governance requirements of the New York Stock Exchange (the “NYSE”) or the Nasdaq Stock Market (“Nasdaq”) if our Shares were listed on either of those stock exchanges. Thus, we are also seeking Shareholder approval so we are in compliance with the corporate governance requirements of the NYSE and Nasdaq stock exchanges in advance of potentially being permitted to list our Shares and our Share Purchase Warrants (the “Warrants”) on those exchanges when and if regulatory conditions allow.

Pursuant to the requirements of U.S. Internal Revenue Code of 1986, as amended from time to time (the “Code”), we are also seeking Shareholder approval of the Plan to enable TPCO to issue incentive stock options (“ISOs”) under the Plan.

Resolution to be Approved by Shareholders

At the Meeting, Shareholders will be asked to approve a resolution in the form set forth in Appendix A to this proxy statement to approve the Plan (including the Share Increase Amendment and the Prior Amendments). In order to be adopted, the resolution must be passed by at least a majority of the votes cast by Shareholders in person or by proxy, at the Meeting, excluding any votes cast by shareholders that would receive, or would be eligible to receive, a material benefit resulting from the adoption of the Plan (e.g. persons that are participants in the equity incentive plan, including employees and directors of the Company).

Description of the Plan

Set forth below is a summary of the material features of the Plan. The Plan is set forth in its entirety as Exhibit A to Appendix A to this proxy statement, and all descriptions of the Plan contained in this Equity Incentive Plan Proposal are qualified by reference to Exhibit A to Appendix A to this proxy statement.

Purpose

The purpose of the Plan is to enable TPCO to: (i) attract and retain employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of TPCO, (ii) offer such persons incentives to put forth maximum efforts, (iii) compensate such persons through various stock based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and shareholders and advancing the interests of TPCO.

Types of Awards

The Plan permits the grant of (i) nonqualified stock options (“NQSOs”) and ISOs (collectively, “Options”), (ii) restricted share units (“RSUs”) and deferred share units (“DSUs”), (iii) performance share units (“PSUs”), and (iv) stock appreciation rights (“SARs”), which are referred to herein collectively as “Awards”, all as more fully described below.

Eligibility

Any non-employee director of TPCO or any employee, officer, director, consultant, independent contractor or advisor providing services to TPCO or any affiliate, or any such person to whom an offer of employment or engagement with TPCO or any affiliate is extended, are eligible to participate in the Plan if approved by the Board (the “Participants”). The basis of participation of an individual under the Plan, and the type and amount of any Award that an individual will be entitled to receive under the Plan, will be determined by the Board.

Share Reserve

Number of Shares

The maximum number of Shares that may be issued under the Plan shall not exceed 15.0% of the Shares outstanding from time to time, subject to adjustment in accordance with the Plan; provided that the maximum number of Shares available for issuance for ISOs is 9,890,351 Shares. The maximum number of Shares that may be: (i) issued to Insiders (as defined in the Plan) of TPCO within any one-year period; or (ii) issuable to Insiders of TPCO at any time, in each case, under the Plan cannot exceed 10% of the aggregate number of Shares issued and outstanding from time to time.

Lapsed Awards

Any Shares subject to an Award under the Plan that are not purchased or are forfeited, cancelled, expire unexercised, are settled in cash, or are used or withheld to satisfy tax withholding obligations of a Participant shall again be available for Awards under the Plan.

Adjustments

In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of TPCO’s assets to shareholders or any other change affecting the Shares, the Board will make such proportionate adjustments, if any, as the Board in its discretion, subject to regulatory approval, may deem appropriate to reflect such change (for the purpose of preserving the value of the Awards at the time of the change affecting the Shares), with respect to (i) the number or kind of Shares or other securities reserved for issuance pursuant to the Plan, and (ii) the number or kind of Shares or other securities subject to unexercised Awards previously granted and the exercise price, if any, of those Awards, provided, however, that no substitution or adjustment will obligate TPCO to issue or sell fractional Shares.

Administration

The Board shall have the power to administer the Plan and may delegate such power at its discretion to any committee of the Board. The administrator shall have the power to: (i) designate Participants; (ii) determine the type, size and terms and conditions of Awards to be granted; (iii) determine the method by which an Award may be settled, exercised, cancelled, forfeited or suspended (iv) determine the circumstances under which the delivery of cash, property, or other amounts payable with respect to an Award may be deferred either automatically or at the Participant’s or the Board’s election; (v) interpret and administer, reconcile any inconsistency in, correct any defects in, and supply any omission in the Plan and any Award granted under the Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Board deems appropriate for the proper administration of the Plan; (vii) accelerate the vesting, delivery, or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (viii) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan, to preserve the tax treatment of the Awards, preserve the economic equivalent value of the Awards or to comply with any applicable law.

Awards

Options

The Board is authorized to grant Options to purchase Shares that are either ISOs (meaning they are intended to satisfy the requirements of Section 422 of the Code), or NQSOs (meaning they are not intended to satisfy the requirements of Section 422 of the Code). Options granted under the Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Board and specified in the applicable Award agreement. The maximum term of an Option granted under the Plan will be ten years from the date of grant (or five years in the case of an ISO granted to an employee who on the grant date owns stock representing more than 10% of the voting power of all classes of stock of TPCO or an ISO Entity). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted Shares (at their fair market value on the date of exercise) or by such other method as the Board may determine to be appropriate. ISOs shall be granted only to employees of TPCO or any of TPCO’s present or future parent or subsidiaries, as defined in Section 424(e) or (f) of the Code.

SARs

A SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of Shares from the date of the grant of the SAR and the date of exercise payable in Shares or cash. Any grant may specify a vesting period or periods before the SAR may become exercisable, permissible dates or periods on or during which the SAR shall be exercisable, and whether the SAR is settled in cash or Shares. No SAR may be exercised more than ten years from the grant date.

RSUs

RSUs are granted in reference to a specified number of Shares and entitle the holder to receive, on achievement of specific performance goals established by the Board or after a period of continued service with TPCO or its affiliates or any combination of the above as set forth in the applicable Award agreement, one Common Share for each such Common Share covered by the RSU; provided, that the Board may elect to pay cash, or part cash and part Shares in lieu of delivering only Shares. The Board may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Board upon a Participant’s termination of employment or service with TPCO, the unvested portion of the RSUs will be forfeited and re-acquired by TPCO for cancellation at no cost.

PSUs

PSUs are granted in reference to a specified number of Shares and entitle the holder to receive, on achievement of specific performance goals established by the Board or after a period of continued service with TPCO or its affiliates or any combination of the above as set forth in the applicable Award agreement, one Common Share for each such Common Share covered by the PSU; provided, that the Board may elect to pay cash, or part cash and part Shares in lieu of delivering only Shares. The Board may, in its discretion, accelerate the vesting of PSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Board upon a Participant’s termination of employment or service with TPCO, the unvested portion of the PSUs will be forfeited and re-acquired by TPCO for cancellation at no cost. For each Award of PSUs, the Board shall establish the period in which any criteria establish by the Board, including, without limitation, criteria based on the Participant’s personal performance, the financial performance of TPCO or its subsidiaries, total shareholder return, the achievement of corporate goals and strategic initiatives, and other vesting conditions must be met in order for a Participant to be entitled to receive Shares in exchange for all or a portion of the PSUs held by such Participant.

DSUs

DSUs are granted in reference to a specified number of Shares and entitle the holder to receive, on achievement of specific conditions established by the Board such as continuing service of the Participant and/or achievement of pre-established vesting and objectives, one Common Share for each such Common Share covered by the DSU; provided, that the Board may elect to pay cash, or part cash and part Shares in lieu of delivering only Shares. The Board may, in its discretion, accelerate the vesting of DSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Board upon a Participant’s termination of employment or service with TPCO, the unvested portion of the DSUs will be forfeited and re-acquired by TPCO for cancellation at no cost.

Dividend Share Units

When dividends (other than stock dividends) are paid on Shares, Participants may, subject to the terms and conditions set out in a Participant’s Award agreement, receive additional DSUs, RSUs and/or PSUs, as applicable (“Dividend Share Units”) as of the dividend payment date. The number of Dividend Share Units to be granted to the Participant, if any, shall be determined by multiplying the aggregate number of DSUs, RSUs and/or PSUs, as applicable, held by the Participant on the relevant record date by the amount of the dividend paid by TPCO on each Common Share, and dividing the result by the Market Value (as defined under the Plan) on the dividend payment date, which Dividend Share Units shall be in the form of DSUs, RSUs and/or PSUs, as applicable. Dividend Share Units granted to a Participant are subject to the same vesting conditions applicable to the related DSUs, RSUs and/or PSUs in accordance with the respective Award agreement. All Dividend Share Units shall settle in the same form as the related DSUs, RSUs and/or PSUs.

Amendment and Termination of Plan

The Board may, in its sole discretion, suspend or terminate the Plan at any time or from time to time and/or amend or revise the terms of the Plan or of any Award granted under the Plan and any agreement relating thereto, provided that such suspension, termination, amendment, or revision shall: (a) not adversely alter or impair any Award previously granted except as permitted by the terms of the Plan or upon the consent of the applicable Participant(s); and (b) be in compliance with applicable law, applicable Exchange policies (or any other stock exchange upon which TPCO has applied to list its Shares) and with the prior approval, if required, of the shareholders of TPCO. Subject to the foregoing, the Board may from time to time, in its discretion and without the approval of shareholders, make changes to the Plan or any Award without the approval of Participants or shareholders which may include but are not limited to: (a) a change to the vesting provisions of any Award granted under the Plan; (b) a change to the provisions governing the effect of termination of a Participant’s employment, contract or office; (c) a change to accelerate the date on which any Award may be exercised under the Plan; (d) an amendment of the Plan or an Award as necessary to comply with applicable law or the requirements of the Exchange or any exchange upon which the securities of TPCO are then listed or any other regulatory body having authority over TPCO, Plan, the Participants or the shareholders of TPCO; (e) any amendment of a “housekeeping” nature, or (f) any amendment regarding the administration of the Plan.

Notwithstanding the forgoing or any other Plan provision, shareholder approval is required for the following Plan amendments: (a) any increase in the maximum number of shares that may be issuable pursuant to Awards, other than adjustments permitted under the Plan for changes in capitalization; (b) any reduction in the exercise price of an Award benefitting an insider (as defined in the Plan), other than adjustments permitted under the Plan for changes in capitalization; (c) any extension of the expiration date of an Award benefitting an insider (as defined in the Plan), except in the case of an extension due to a blackout period; (d) any extension of the expiration date of an Award where the exercise price is lower than the market price; and (e) any amendment to remove or exceed the Insider participation limit set forth in the Plan.

Nontransferability of Awards

Unless determined otherwise by the Board, Awards may not be sold, assigned, transferred, or otherwise encumbered or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participan, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Change of Control

In the event of  a “change of control” as defined in the Plan, the Board may provide for the following treatment of Awards and is not required to treat Awards or Participants in a uniform manner: (i) provide for the assumption or replacement of the Award by the surviving corporation or successor entity; (ii) accelerate vesting of awards and permit Participants to conditionally exercise or surrender their Awards, and terminate all such awards not so exercised or settled immediately following such change in control; (iii) terminate the Award, whether or not vested, in exchange for an amount or cash and/or property, if any, equal to amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights under the Award; or (iv) replace the Award with other rights or property selected by the Board in its discretion.

U.S. Federal Tax Aspects

The following is a summary of the principal U.S. federal income tax consequences to Participants and TPCO with respect to participation in the Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a Participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any Participant may depend on such Participant’s particular situation, each Participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of common shares of TPCO acquired under the Plan. The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

A Participant who receives an Option or SAR will not have taxable income upon the grant of the Option or SAR. For NQSOs and SARs, the Participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price — the appreciation value — on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares generally will be long-term or short-term capital gain or loss, depending on whether the shares are held for more than one year.

The purchase of shares upon exercise of an ISO will not result in any taxable income to the Participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the Participant on a later sale or other disposition of the shares will be capital gain or loss and/or ordinary income depending upon whether the Participant holds the shares transferred upon exercise for a specified period. If the shares are held for the specified period, any gain generally will be taxed at long-term capital-gain rates. If the shares are not held for the specified period, generally any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price will be treated as ordinary income. Any additional gain generally will be taxable at long-term or short-term capital-gain rates, depending on whether the Participant held the shares for more than one year after the exercise date.

A Participant who receives RSUs, DSUs or PSUs will not have taxable income upon grant of the award; instead, the Participant will be taxed upon settlement of the award. The Participant will recognize ordinary income equal to the fair market value of the shares or the amount of cash received by the Participant.

Section 409A imposes certain restrictions on deferred compensation arrangements. Awards that are treated as deferred compensation under Section 409A are intended to meet the requirements of Section 409A.

Prior to the delivery of any shares or cash pursuant to an award (or exercise thereof) or prior to any time the award or shares are subject to taxation or other tax-related items, we and/or the Participant’s employer will have the power and the right to deduct or withhold, or require a Participant to remit to us, an amount sufficient to satisfy any tax-related items or other items that are required to be withheld or deducted with respect to such award.

The Board may, at its discretion and pursuant to such procedures as it may specify from time to time, permit a Participant to satisfy such withholding or deduction obligations or any other tax-related items, in whole or in part by remitting to us proceeds from the immediate sale of shares otherwise to be delivered to the Participant.

We will be entitled to a tax deduction in connection with a stock award under the Plan only in an amount equal to the ordinary income realized by the Participant at the time the Participant recognizes the income. Section 162(m) of the Code places a limit of  $1.0 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Board considers the deductibility of compensation as one factor in determining executive compensation, the Board retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our Shareholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.

New Plan Benefits

The Company has not approved any awards that are conditioned upon Shareholder approval of the Plan. Future awards made under the Plan if approved will be determined by the Compensation Committee and the Board in their discretion. It is, therefore, not possible to predict the awards that will be made to particular officers in the future under the Plan. If the Plan had been in effect in year 2021, we expect that our award grants for 2021 would not have been different from those actually made under the Current Plan in 2021. For information regarding grants made under the Current Plan during 2021 to our Named Executive Officers, see “Compensation of Executives and Directors.”

Securities Authorized For Issuance Under Equity Compensation Plans

The table below indicates the number of securities issued under the Current Plan, the weighted-average exercise price of outstanding securities issued under the Current Plan and the number of securities remaining available for issuance under the Current Plan, in each case as of December 31, 2021. In connection with the Qualifying Transaction, the Company agreed to maintain the CMG Partners, Inc. 2019 Stock Option and Grant Plan (the “Caliva EIP”) and the Amended and Restated 2018 Equity Incentive Plan (the “LCV Equity Plan”) and that outstanding awards thereunder will entitle holders to receive Common Shares. No further awards will be issued under the Caliva EIP or the LCV Equity Plan. Both the Caliva EIP and the LCV Equity Plan allow the Company to make adjustments in connection with outstanding awards such as accelerating the vesting, settlement or exercisability of awards and changing the number of and type of shares and if applicable exercise price to reflect changes in capitalization.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in Column “(a)”)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(l)
None
Equity compensation plans not approved by security holders
Current Plan(1)	9,706,509(1)	—	6,395,989	(2)
Caliva EIP	738,853(3)	$7.34	—
LCV Equity Plan	16,815(3)	$25.98	—
Total	10,462,177		6,395,989

Notes:

(1)	Represents Common Shares that may be issued upon the vesting and settlement of outstanding restricted share units.
(2)

The maximum number of Common Shares that may currently be issued under the Equity Incentive Plan is 10.0% of the Common Shares outstanding from time to time, subject to adjustment in accordance with the Equity Incentive Plan.

(3)	Represents Common Shares that may be issued upon the exercise of outstanding options.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF EQUITY INCENTIVE PLAN PROPOSAL.

PROPOSAL 3—QUORUM INCREASE PROPOSAL

Shareholders are being asked to consider and, if deemed appropriate, approve a special resolution (the “Quorum Increase Resolution”), subject to such amendments, variations or additions as may be approved at the Meeting, approving an amendment to the Company’s Articles with respect to the quorum requirement for meetings of Shareholders.

The current Articles define the quorum necessary for the transaction of business at a meeting of Shareholders as two or more persons who are or who represent by proxy, Shareholders who, in the aggregate, hold at least 25% of the issued shares entitled to be voted at the meeting. The proposed amendments to the Articles would increase the quorum requirement applicable to meetings of Shareholders, to two persons person holding, or representing by proxy, at least 33 1/3% of the issued shares entitled to be voted at the meeting.

In preparation of potentially being permitted to list the Shares and the Warrants on the NYSE or Nasdaq when and if regulatory conditions allow, the proposed amendments to the Articles would bring the Company into compliance with the corporate governance requirements of the NYSE and Nasdaq with respect to the quorum requirement for Shareholder meetings.

Resolution to be Approved by Shareholders

At the Meeting, Shareholders will be asked to approve the Quorum Increase Resolution in the form set forth in Appendix B to this proxy statement to approve the Quorum Increase Proposal. In order to be adopted, the Quorum Increase Resolution must be passed by a majority of at least two-thirds of the votes cast by Shareholders in person or by proxy, at the Meeting.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE QUORUM INCREASE PROPOSAL.

PROPOSAL 4—AUDITOR APPOINTMENT PROPOSAL

The Audit Committee of the Board (the “Audit Committee”) has recommended to the Board that MNP LLP (“MNP”) be nominated for re-appointment by the Shareholders to serve as the Company’s auditor and independent registered public accounting firm for the fiscal year ended December 31, 2022, including to audit the consolidated financial statements of the Company as at and for the fiscal year ending December 31, 2022. MNP has served as the Company’s auditor since November 2, 2020 and has audited the Company’s consolidated financial statements as at and for the years ended December 31, 2021 and December 31, 2020. Deloitte LLP (“Deloitte”) Deloitte served as the Company’s auditor for the period from June 17, 2019 to December 31, 2019 and as of November 2, 2020.

The Audit Committee is responsible for recommending to the Board the selection of the external auditor, considering independence and effectiveness, and review the fees and other compensation to be paid to the external auditor

At the Meeting, Shareholders will be asked to approve a resolution appointing MNP to serve as the Company’s auditors and independent registered public accounting firm for the fiscal year ending December 31, 2022 and to authorize the Board to fix MNP’s remuneration. If the Shareholders do not appoint MNP, MNP will continue to hold office until a successor auditor is appointed.

A representative of MNP is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to any appropriate questions.

The members of the Audit Committee believe the re-appointment of MNP, as our auditor and independent registered public accounting firm, is in the best interests of the Company and our Shareholders.

Principal Independent Accountant Fees and Services

The following table presents fees billed to the Company for the fiscal years ended December 31, 2021 and 2020 for professional services rendered by each of MNP and Deloitte:

	MNP		Deloitte
	2021	2020	2021	2020
Audit Fees	$2,837,861	$70,781	—	$44,176
Audit-Related Fees	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—
Total Fees	$2,837,861	$70,781	—	$44,176

Audit fees. Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q or services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Audit-related fees. Audit-related fees consist of fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under “Audit Fees”.

Tax fees. Tax fees consists of fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

All other fees. All other fees consist of the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in the aforementioned categories.

Pre-approval Policies and Procedures

The Audit Committee Charter states that the Audit Committee should pre-approve all non-audit services (or delegate such pre-approval as the Audit Committee may determine and as permitted by applicable Canadian securities laws) to be provided by the external auditor. The Chair of the Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent registered public accounting firm.

Changes in Certifying Accountant

The auditor of the Company is MNP LLP, Chartered Professional Accountants, Licensed Public Accountants, having an address at 111 Richmond Street West, Suite 300, Toronto, ON M5H 2G4. MNP was first appointed as auditor of the Company on November 2, 2020 (the “Engagement Date”). MNP is independent of the Company within the meaning of Rule 3520 of the Public Corporation Accounting Oversight Board (United States) (PCAOB) and within the meaning of the U.S. federal securities laws administered by the Securities and Exchange Commission. The Company’s former principal accountant, Deloitte, resigned on November 2, 2020 (the “Resignation Date”). The resignation of Deloitte and the appointment of MNP was considered and, upon recommendation of the Audit Committee via signed resolutions dated October 26, 2020, approved by the Board.

Deloitte was the auditor of the Company for the period from June 17, 2019 to December 31, 2019 and as of November 2, 2020 and throughout the period covered by the financial statements of the Company on which they reported, Deloitte was independent within the meaning of the Rules of Professional Conduct of the Chartered Professional Accountants of Ontario. Deloitte’s independence was assessed under the Rules of Professional Conduct of the Chartered Professional Accountants of Ontario and not under SEC/PCAOB requirements. Deloitte issued a report under Canadian auditing standards (“CAS”) on the Company’s financial statements prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board for the fiscal year ended December 31, 2019, which is not included in this filing, but did not issue a report on our audited financial statements for the fiscal year ended December 31, 2020.

During the two most recent fiscal years and any subsequent interim period preceding the Resignation Date, there were no disagreements, in the context of an audit performed under CAS, with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During the two most recent fiscal years, and any subsequent interim period preceding the Resignation Date, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the instructions thereto).

In connection with the filing of the Company’s registration statement on Form 10, initially filed with the SEC on August 9, 2021 (the “Form 10”), the Company provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the foregoing disclosures. A copy of Deloitte letter, dated August 6, 2021 is filed as Exhibit 16.1 to the Form 10 , and attached hereto as Appendix D.

During the two most recent fiscal years or any subsequent periods preceding the Engagement Date, MNP was not consulted (i) on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by MNP that MNP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K).

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AUDITOR APPOINTMENT PROPOSAL.

DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors

The following table and the notes thereto set out the name and age of each current director, their positions on the Board and the period during which he/she has been a director of the Company. Mr. Allen and Ms. Bartz are not standing for re-election at the Meeting. As previously reported, Ms. Desiree Perez resigned from the Board effective April 27, 2022.

Name	Age(1)	Position	Director Since
Michael Auerbach(2)	46	Chairman of the Board	July 10, 2019
Jeffry Allen(3)(4)	70	Director	January 15, 2021
Carol Bartz(2)(6)	73	Director	January 15, 2021
Al Foreman(3)(5)	49	Director	January 15, 2021
Leland Hensch(5)	53	Director	July 10, 2019
Daniel Neukomm(2)(3)(5)(7)	43	Director	January 15, 2021

(1)	As of April 29, 2022.
(2)	Nomination and Governance Committee member
(3)	Audit Committee member
(4)	Audit Committee Chair
(5)	Compensation Committee member
(6)	Nomination and Governance Committee Chair
(7)	Compensation Committee Chair

A brief biography of each director that is a Nominee is included above under “Proposal No. 1 – Director Election Proposal.”

Executive Officers

The following table sets forth the name, age and positions of our executive officers.

Name	Age(1)	Position
Troy Datcher	53	Chief Executive Officer
Mike Batesole	55	Chief Financial Officer

(1)	As of April 29, 2022

Biographical Information Relating to our Executive Officers and Senior Advisors

The business background and certain other information about our executive officers and senior advisors is set forth below:

Executive Officers

Troy Datcher. Please refer to Mr. Datcher’s biography under “Proposal No. 1 – Director Election Proposal.” above.

Mike Batesole. Mr. Batesole is the Chief Financial Officer of the Company. Mr. Batesole joined the Company on February 15, 2021 and brings over three decades of finance experience to his role. He most recently served as Chief Financial Officer of California Operations for Origin House, a cannabis brands and distribution company, beginning in 2019 through the company’s acquisition by Cresco Labs in January 2020. Prior to Origin House, Mr. Batesole spent 12 years at Shaklee Corporation, a manufacturer and distributor of consumer products, as Controller and Chief Financial Officer where he was responsible for all accounting, finance, operations and supply chain, and IT. Earlier in his career, he held various finance roles at VA Software Corporation and Bentley Systems. Mr. Batesole earned a Bachelor of Science from the University of California, Berkeley.

Senior Advisors

Shawn C. Carter p/k/a JAY-Z. As Chief Visionary Officer, JAY-Z oversees the development and promotion of brands that leverage the vision, influence, and social impact mission of the Company. Mr. Carter is not considered an executive officer of the Company for the purposes of applicable securities law.

Desiree Perez. Ms. Perez, a former member of the Board, is our Chief Social Equity Officer advising the Company with respect to investments made by its new social equity fund focused on investing in Black and other people-of-color cannabis entrepreneurs. Additionally, Ms. Perez has served as a member of the Board since May 2021 after previously serving as a Board observer. Since 2009, Ms. Perez, Roc Nation’s CEO, has been, other than Shawn “JAY-Z” Carter himself, the person most responsible for realizing his ultimate vision of creating a business empire that spreads far beyond its origins. In her time at the company, Roc Nation has grown beyond a record label, music publishing, and artist & sports management agency, to become a company that both engages and employs its community. In addition to her involvement in all aspects of Mr. Carter’s music career, from platinum records to sold-out tours, Perez has had her hand in every significant deal the company has made in the past decade, all while overseeing Roc Nation’s day-to-day operations. In 2015, Perez negotiated the deal to purchase the streaming service TIDAL and subsequently selling a stake in the company to Sprint. In 2017, she negotiated the worldwide touring deal between JAY-Z and Live Nation, a decade after the two parties had inked a multi-million dollar 360-degree deal that included management, publishing, licensing and other outside investments. In addition, her work led to a worldwide partnership with Universal Music Group in 2013, under which Roc Nation joined the Universal family, while still operating as a standalone label. She also negotiated that partnership’s multi-million dollar renewal in 2018. She continued to further help to expand JAY-Z’s portfolio with the product launches of successful luxury liquor brands D’Usse cognac and Ace of Spades champagne. Perez worked with Meek Mill’s legal team to petition the courts to secure the rapper’s release from prison. In 2019, she was named Billboard’s 2019 Women in Music Executive of the Year. Ms. Perez is not considered an executive officer of the Company for the purposes of applicable securities law.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•	is a party to the contract or transaction;

•	is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•	has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this proxy statement, none of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, has or has had any material interests, direct or indirect, of any in any transaction or proposed transaction since the commencement of the financial year ended December 31, 2021 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

The authorized share capital of the Company consists of an unlimited number of Shares. Each Shareholder is entitled to one vote for each Share held by such holder. As of the Record Date, 100,759,427 Shares were issued and outstanding.

There are no special rights or restrictions attached to the Shares. The Shares rank equally as to all benefits which might accrue to the holders thereof, including the right to receive dividends out of monies of the Company properly applicable to the payment of dividends if and when declared by the Board and to participate ratably in the remaining assets of the Company in any distribution on a dissolution or winding-up. Shareholders do not have cumulative voting rights with respect to the election of directors.

Any Shareholder of record at the close of business on the Record Date who either attends the Meeting or who has completed and delivered a proxy in the manner specified, subject to the provisions described above, will be entitled to vote or to have such Shareholder’s Shares voted at the Meeting.

As of the Record Date, to the knowledge of the directors and executive officers of the Company, no person or entity beneficially owns, or controls or directs, directly or indirectly, voting securities of the Company carrying 10% or more of the voting rights attached to the Shares. See “Security Ownership of Certain Beneficial Owners and Management” for information with respect to persons that beneficially more than 5% of the Shares.

CORPORATE GOVERNANCE

Overview

The Board and management of the Company recognize the importance of corporate governance for the effective management of the Company and the protection of its stakeholders, particularly Shareholders.

National Policy 58-201 – Corporate Governance Guidelines establishes corporate governance guidelines that apply to all public companies. National Instrument 58-101 – Disclosure of Corporate Governance Practices mandates disclosure of corporate governance practices, which disclosure is set out below, in accordance with Form 58-101F1 – Corporate Governance Disclosure. The Company is also required to comply certain provisions of SOX.

Maintaining a high standard of corporate governance is a priority for the Board and the Company’s management as both believe that effective corporate governance will help create and maintain Shareholder value in the long term. A description of the Company’s corporate governance practices is set out below.

Board of Directors

The Board is responsible for supervising the management of the business and affairs of the Company and is expected to focus on guidance and strategic oversight with a view to increasing shareholder value.

The Board has adopted a written “Board Mandate” pursuant to which the Board assumes responsibility for the stewardship of the Company. The Board Mandate is attached as Appendix C to this proxy statement and is also available on the Company’s website at https://ir.theparent.co/governance/governance-documents/default.aspx.

Position Descriptions

The Board has adopted a written position description for the Chair of the Board, which sets out the Chair’s key responsibilities, including providing leadership, leading the activities and meetings of the Board, chairing Board and shareholder meetings, supporting orientation of new directors and the continued education of incumbent directors and representing the Company to shareholders and external stakeholders.

In furtherance of the Board’s responsibilities for supervising the management and business affairs of the Company, the Board has delegated certain of its authority to Board committees. The chairs of such committees of the Board oversee the operations of their respective committees. The Board has adopted a written position description for the Committee Chair, which sets out the Committee Chair’s responsibilities, including providing leadership to the committee, ensuring there is an effective relationship between the Board and the committee, chairing committee meetings and reporting to the Board on deliberations and discussions.

The Board has also adopted a position description for the Chief Executive Officer which sets out the key responsibilities of the Chief Executive Officer in leading the business and affairs and supervising the day-to-day management of the Company. Such responsibilities include developing and recommending the Company’s long-term strategy, vision, annual business plans and budgets, making recommendations to the NGC on the appointment of senior management, making recommendations with respect to compensation and terms of employment of senior management, ensuring succession plans are in place and serving as the Company’s chief spokesperson.

Board Effectiveness and Education

The Nomination and Governance Committee of the Board considers Board effectiveness on a bi-annual basis against a set of criteria determined to be relevant for the Company’s success. Such factors include cannabis industry background, corporate governance expertise, talent development, operational experience and more. As it relates to director education, the Nomination and Governance Committee agreed to have each board member subscribe to the National Association of Corporate Directors (the “NACD”) in the fourth quarter of 2021. The NACD is a well-recognized corporate director community and educational platform designed to keep board members apprised of recent governance trends and training.

Independence of the Board of Directors

Our Board is comprised of Michael Auerbach (Chairman), Jeffry Allen, Carol Bartz, Al Foreman, Leland Hensch and Daniel Neukomm Under National Instrument 58-101 – Disclosure of Corporate Governance Practices, a director is considered to be independent if he or she is independent within the meaning of National Instrument 52-110 – Audit Committees (“NI 52-110”). Pursuant to NI 52-110, an independent director is a director who is free from any direct or indirect relationship which could, in the view of our Board, be reasonably expected to interfere with a director’s independent judgment. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that none of the directors on our Board will be considered non-independent under NI 52-110 as a result of their respective relationships with the Company.

In addition, although our Shares are not listed on any U.S. national securities exchange, we also determine independence using the definition of “independent director” under Rule 5605(a)(2) of the rules of The Nasdaq Stock Market (“Nasdaq Rules”). Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Mr. Auerbach, Mr. Allen, Ms. Bartz, Mr. Foreman and Mr. Hensch, have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and each is an “independent director” under Rule 5605(a)(2) of the Nasdaq Rules.

Board Committees and Independence of Committee Members

Audit Committee

The Company has a separately designated standing audit committee established for the purpose of, among other things, overseeing the accounting and financial reporting processes of TPCO and audits of TPCO. According to the Audit Committee Charter, the Audit Committee should be comprised of not less than three directors as determined by the Board, all of whom shall be independent within the meaning of NI 52-110 (or exempt therefrom). The Audit Committee is currently comprised of three directors: Jeffry Allen (Chair), Al Foreman and Daniel Neukomm, each of whom is independent within the meaning of NI 52-110. The Board has determined that Jeffry Allen is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.

Other than Mr. Neukomm, each member of the Audit Committee is considered to be “independent” within the meaning of such term under the Nasdaq Rules relating to audit committees.

The primary function of the Audit Committee is to assist the directors of the Company in fulfilling their applicable roles by:

•	recommending to the Board the appointment and compensation of the Company’s external auditor;

•	overseeing the work of the external auditor, including the resolution of disagreements between the external auditor and management;

•	pre-approving all non-audit services (or delegating such pre-approval if and to the extent permitted by law) to be provided to the Company by the Company’s external auditor;

•

satisfying themselves that adequate procedures are in place for the review of the Company’s public disclosure of financial information, other than those described in (g) below, extracted or derived from its financial statements, including periodically assessing the adequacy of such procedures;

•

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	reviewing and approving any proposed hiring of current or former partner or employee of the current and former auditor of the Company; and

•

reviewing and approving the annual and interim financial statements, related Management Discussion and Analysis (“MD&A”) and other financial information provided by the Company to any governmental body or the public.

The Audit Committee should primarily fulfill these roles by carrying out the activities enumerated in the Audit Committee Charter. However, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct internal or external audits, to determine that the financial statements are complete and accurate and are in accordance with International Financial Reporting Standards, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls, as these are the responsibility of management, and in certain cases, the external auditor.

The Audit Committee Charter is available on our website at: https://ir.theparent.co/governance/governance-documents/default.aspx.

Compensation Committee

The Company has a separately designated standing compensation committee of the Board (the “Compensation Committee”). Pursuant to the Compensation Committee Charter, the Compensation Committee shall be composed of three or more members of the Board. The Compensation Committee is currently comprised of Daniel Neukomm, Al Foreman, and Leland Hensch.

None of the members of the Compensation Committee will be considered non-independent under NI 52-110 as a result of their respective relationships with the Company, and, other than Mr. Neukomm, each member of the Compensation Committee is considered to be an “independent director” under Nasdaq Rules applicable to compensation committee members.

Pursuant to the Compensation Committee Charter, with respect to compensation matters the Compensation shall, among other things:

•	review and make recommendations to the Board with respect to organizational goals and objectives relevant to Chief Executive Officer compensation;

•

evaluate the Chief Executive Officer’s performance in light of those organizational goals and objectives, and make recommendations to the Board with respect to the Chief Executive Officer’s compensation level based on this evaluation;

•

review and recommend for Board approval, the appointment and other terms of employment (including any severance arrangements or plans and any benefits to be provided in connection with a change in control) for the Chief Executive Officer, including the adoption, amendment and termination of such agreements, arrangements or plans;

•

within the context of the matters contemplated by the Compensation Committee Charter, review the recommendations to the Committee of the Chief Executive Officer respecting the appointment of the Chief Financial Officer, all senior management reporting directly to the Chief Executive Officer and all other officers appointed by the Board (collectively “Senior Management”) and, if advisable, make recommendations to the Board with respect to any such appointment;

•

within the context of the matters contemplated by the Compensation Committee Charter, review the recommendations to the Committee of the Chief Executive Officer respecting the compensation and other terms of employment (including any severance arrangements or plans and any benefits to be provided in connection with a change in control) of members of Senior Management and, if advisable, make recommendations to the Board with respect to such compensation and other terms of any employment agreements and any severance arrangements or plans;

•	review and recommend for Board approval, the remuneration (fees and/or retainer) to be paid, and the benefits to be provided, to members of the Board and each of its committees;

•	review and approve any compensation disclosure of the Company before it is publicly disclosed, including disclosure of the process undertaken by the Committee in respect of compensation matters;

•	oversee the administration of any equity-based compensation and pension and benefit plans of the Company.

The Compensation Committee Charter does not provide for the delegation of the above duties.

Pursuant to the Compensation Committee Charter, the Compensation Committee may conduct or authorize investigations into or studies of matters within the Compensation Committee’s scope of responsibilities and duties as described above and in the Compensation Committee Charter, and shall have the authority to seek, retain and terminate external legal counsel, consultants, accountants or other advisors from a source independent of management, with notice to either the Chair of the Board or the Chief Executive Officer of the Company, as deemed appropriate by the Compensation Committee, to assist it in fulfilling its responsibilities and to set and pay the respective compensation for these advisors. The Compensation Committee Charter provides that the Company shall provide appropriate funding, as determined by the Committee, for the services of these advisors.

The Compensation Committee Charter is available on our website at: https://ir.theparent.co/governance/governance-documents/default.aspx.

Nomination and Governance Committee

The Company has a separately designated standing nominating and corporate governance committee. Pursuant to the NGC Charter, the NGC shall be composed of three or more members of the Board. Our NGC is comprised of Carol Bartz, Daniel Neukomm, and Michael Auerbach.

None of the members of the NGC Committee will be considered non-independent under NI 52-110 as a result of their respective relationships with the Company, and, other than Mr. Neukomm, each member of the NGC is considered to be an “independent director” under Nasdaq Rules applicable to nominating committee members.

In addition to those matters specifically set forth in the NGC Charter, the NGC Charter provides that the NGC shall perform the functions and responsibilities required of a corporate governance or nominating committee by the Company’s governing corporate statute, applicable Canadian securities laws, any exchange upon which securities of the Company are listed, or any governmental or regulatory body exercising authority over the Company, as are in effect from time to time or as the Board otherwise deems necessary or appropriate.

Pursuant to the NGC Charter, the NGC shall review all Shareholder proposals submitted to the Company in connection with meetings of Shareholders (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal. Details on Shareholder proposal procedures, including those relating to the nomination of directors can be found under the heading, “General Information About the Annual General and Special Meeting and Voting—How may I nominate director candidates or present other business for consideration at a meeting?” in this proxy statement. For information relating the policies and procedures of the NGC for considering nominees to the board, please see the information under the heading, “General Information About the Annual General and Special Meeting and Voting—What are the policies and procedures of the Nomination and Governance Committee for considering nominees to the Board?

Policies with Respect to Director Nominees

The NGC is responsible for, among other things, developing policies and procedures for (i) identifying and selecting potential nominees for the Board and (ii) considering all nominees to the Board including those recommended by shareholders. In addition, in accordance with nomination rights of Shareholders, the NGC is responsible for recommending to the Board the individual nominees for (a) consideration by, and presentation to, the Shareholders at the Company’s next annual meeting of shareholders or (b) appointment to the Board between such meetings. Please see “Proposal 1—Director Election Proposal—Nomination Rights Agreement” for a discussion of the nomination rights provided to certain Shareholders.

In accordance with the Nomination and Governance Committee Charter (the “NGC Charter”), in identifying nominees for election or appointment to the Board, the NGC considers:

•	the results of the Board and director effectiveness evaluation process;

•

the competencies, skills and other qualities that the NGC considers to be necessary for the Board as a whole to possess, the competencies, skills and other qualities that the Committee considers each existing director to possess, and the competencies, skills and other qualities each new nominee would bring to the Board;

•	the amount of time and resources that nominees have available to fulfill their duties as Board members;

•	the objectives of the Diversity Policy of the Company and the diversity of the Board composition, including whether diversity targets have been adopted; and

•	the independence, residency or other requirements under applicable laws, rules and regulations.

The NGC Charter is available on our website at: https://ir.theparent.co/governance/governance-documents/default.aspx.

Our Diversity Policy. We maintain a Diversity Policy that defines diversity as “any dimension that can be used to differentiate groups and people from one another and includes gender, status, age, race, nationality, language, culture and other ethnic distinctions, persons with disabilities, sexual orientation, education, regional and business experience, professional expertise, education and expertise.”

In addition, pursuant to our Diversity Policy, subject to the nomination rights, if any, of shareholders, when identifying and considering the selection of candidates for appointment or nomination for election to the Board, the NGC will:

•	assess the Board by considering the balance of skills, experience, independence and knowledge on the Board, the Board’s cohesiveness and other factors relevant to its effectiveness;

•

consider only candidates who are highly qualified based on their experience, education, expertise, personal skills and qualities, and general and industry-specific knowledge, having regard to the Company’s current and future plans and objectives; and

•	select individuals based on merit, against objective criteria, having due regard for the benefits of diversity, in order to enable the Board to discharge its duties and responsibilities effectively.

The Company believes promotion of diversity is best served through careful consideration of all of the abilities and attributes of each individual candidate in light of the needs of the Board without focusing on any particular diversity characteristics.

Pursuant to our Diversity Policy, on an annual basis or as required, the NGC will (i) review and assess the effectiveness of the Board appointment/nomination process at achieving the Company’s diversity objectives and (ii) consider and, if determined advisable, recommend to the Board for adoption, measurable objectives for achieving diversity on the Board.

Nomination of Troy Datcher to the Board. On August 16, 2021, we announced the appointment of Troy Datcher as our Chief Executive Officer. Mr. Datcher’s historic appointment represents the first time a Black CEO will lead a major public U.S. cannabis organization. In addition, Mr. Datcher has been nominated for election to our Board. See “Proposal 1—Director Election Proposal.”

Board Meetings and Board Member Attendance at Annual Shareholder Meetings

During the fiscal year ended December 31, 2021, the Board met eight times, the Audit Committee met four times, the Compensation Committee met two times, and the Nomination Committee met two times. Each incumbent director attended or participated in 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of all Board committees on which such director served (in each case held during such director’s relevant period of service), except former director Desiree Perez.

In particular, the following chart shows the attendance of each our Board members at meetings of the Board and of the committees on which they served (in each case held during such director’s relevant period of service) for the year ended December 31, 2021.

Number of Meetings Attended
Name of Director	Board	Audit Committee	NGC	Compensation Committee
Michael Auerbach	8/8	—	2/2	—
Jeffry Allen	8/8	4/4	—	—
Carol Bartz	8/8	—	2/2	—
Al Foreman	8/8	4/4	—	2/2
Leland Hensch	8/8	—	—	2/2
Daniel Neukomm	8/8	4/4	2/2	2/2
Desiree Perez (former director)	2/4	—	—	—

To facilitate the most effective and productive discussions and analysis, and in view of restrictions imposed by COVID-19, all Board and committee meetings were held via video conference. As COVID-19 restrictions ease, the Board and committees aim to hold more meetings in person, but will continue to use the option of video conference meetings in an effort to lower impact on the climate while maintaining effective and productive discussion and analysis.

We generally encourage, but do not require, directors to attend our annual meetings of Shareholders. The Meeting will be our first meeting of Shareholders.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”), which applies to all of our directors, officers, employees, contractors and agents (“Company Personnel”), which meets the definition “code of ethics” in Item 406 of Regulation S-K. The Code provides a set of standards and principles of business conduct for conducting the business and affairs of the Company in accordance with high ethical and legal standards. The Code is available under the Company’s profile on www.sedar.com.

As part of the Code, it is the responsibility of Company Personnel to become familiar with, and conduct Company business in compliance with, applicable laws, rules and regulations and this Code; treat all Company Personnel, suppliers, customers and business partners in an honest and fair manner; avoid situations where personal interests are, or appear to be, in conflict with the Company interests; and safeguard and properly use the Company’s proprietary and confidential information, assets and resources, as well as those of the Company’s suppliers, customers and business partners.

The NGC is responsible for reviewing and evaluating the Code from time to time and making recommendations for any necessary or appropriate changes to the Board. The NGC assists the Board with the monitoring of compliance with the Code, and the Board is responsible for considering any waivers of the Code.

Any person may receive a copy free of charge by writing to us at TPCO Holding Corp., 1550 Leigh Avenue, San Jose, California 95125, Attention: Corporate Secretary. In addition, our Code of Business Conduct and Ethics is available on our website at: https://ir.theparent.co/governance/governance-documents/default.aspx

We intend to disclose in the “Governance” section of our website (www.theparent.co) any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics that applies to our directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions, and that is required to be publicly disclosed pursuant to the rules of the SEC.

Arrangements between Officers and Directors

To our knowledge, other than the Nomination Rights Agreement, there is no arrangement or understanding between any of our officers or directors and any other person pursuant to which such officer or director was selected to serve as an officer or director of the Company.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions/Involvement in Certain Legal Proceedings

Except as noted below, to our knowledge:

1)

No Nominee is, as at the date of this proxy statement, or has been within ten years before the date of this proxy statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:

a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

b)

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes hereof, the term “order” means: (a) a cease trade order; (b) an order similar to a cease trade order; or (c) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.

2)	No Nominee:

a)

is, as at the date of this proxy statement, or has been within the 10 years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while such person was acting in such capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets; or

b)

has, within 10 years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

3)	No Nominee has been subject to:

a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Mr. Foreman has been a director of Teewinot Life Sciences Corp. (“Teewinot”) since 2016. On August 27, 2020, Teewinot filed a petition under Chapter 11 (Reorganization) of the U.S. Bankruptcy Code.

We are not aware of any of our directors or executive officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Anti-Hedging & Insider Trading Policy

Pursuant to the Company’s Insider Trading Policy (the “Insider Trading Policy”), all Company employees (including officers) and directors (collectively, “Company Personnel”) are prohibited from, among other things, directly or indirectly purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in the market value of securities of the Company (or equivalents such as share units, the value of which is derived from equity securities of the Company) held, directly or indirectly, by such Company Personnel, including equity securities granted as compensation.

The Insider Trading Policy also prohibits Company Personnel from:

•

speculating in securities of the Company, which may include buying with the intention of quickly reselling such securities, or selling securities of the Company with the intention of quickly buying such securities (other than in connection with the acquisition and sale of shares issued under the Company’s equity incentive plan or any other Company benefit plan or arrangement);

•	buying the Company’s securities on margin or holding Company securities in a margin account (since such securities could be sold without the account holder’s “consent” in the event of a margin call);

•	short selling a security of the Company or any other arrangement that results in a gain only if the value of the Company’s securities declines in the future;

•	selling a “call option” giving the holder an option to purchase securities of the Company;

•	buying a “put option” giving the holder an option to sell securities of the Company.

Board Leadership Structure and Role in Risk Management

Currently, Michael Auerbach serves as Chairman of the Board and Troy Datcher serves as Chief Executive Officer. The Board has not made any determination as to whether Mr. Datcher will serve as Chairman of the Board if he is elected to the Board.

It is management’s responsibility to manage risk and bring material risks to the attention of the Board. Pursuant to the Board Mandate, the Board is required review and approve, at least on an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the Company’s business. The Board, in conjunction with management, is responsible for identifying the principal risks of the Company’s business and oversee management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of such risks.

Pursuant to its duty to oversee the implementation of effective risk management policies and procedures, the Board may delegate to applicable Board committees the responsibility for assessing and implementing appropriate policies and procedures to address specified risks, including delegation of financial and related risk management to the Audit Committee and delegation of risks associated with compensation policies and practices to the Compensation Committee.

Contacting the Board

Any Shareholder who desires to contact our non-employee directors regarding appropriate TPCO business-related comments may do so via email to: investor@theparent.co. Such stockholders who desire to contact our non-employee directors by mail may do so by writing to TPCO Holding Corp., 1550 Leigh Ave, San Jose, CA 95125-5301 Attention: Legal Department. Our Chief Legal Counsel, or someone acting in his or her place, receives these communications unfiltered by TPCO, forwards appropriate communications to the relevant committee of the Board or non-employee director, and facilitates an appropriate response. Inappropriate communications include communications that do not relate to the business or affairs of the Company or the functioning of the Board or its committees, advertisements or other commercial solicitations and communications that are frivolous, threatening, illegal or otherwise not appropriate for delivery to directors.

COMPENSATION OF EXECUTIVES AND DIRECTORS

Compensation Prior to the Qualifying Transaction

Except as otherwise stated herein, there were no salaries, consulting fees, management contract fees or directors’ fees, finder’s fees, loans, bonuses, deposits or similar payments to the Company’s officers or directors, directly or indirectly, for services rendered to the Company during the fiscal year ended December 31, 2020 or at any time prior to or in connection with the completion of the Qualifying Transaction on January 15, 2021, or other payments to insiders prior to or in connection with the completion of the Company’s Qualifying Transaction, other than (i) the payment of $10,000 (plus applicable taxes) per month for administrative and related services pursuant to an administrative services agreement entered into with the Sponsor which, if applicable, may have included payment for services of related parties or qualified affiliates of related parties, for, but not limited to, various administrative, managerial or operational services or to help effect the Qualifying Transaction; and (ii) reimbursement of reasonable out-of-pocket expenses incurred by the above-noted persons in connection with certain activities performed on our behalf, such as identifying possible business targets and qualifying transactions, performing business due diligence on suitable target businesses and qualifying transactions as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations.

Our Board reviewed and approved all reimbursements and payments made to the founders of TPCO, officers or directors, or the Company’s affiliates or associates or their respective affiliates or associates, with any interested director abstaining from such review and approval.

Scaled Disclosure Requirements Applicable to Emerging Growth Companies and Smaller Reporting Companies

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and a “smaller reporting company” as such term is defined in Rule 12b-2 under the Exchange Act. Accordingly, our disclosures comply with the scaled disclosure requirements applicable to emerging growth companies and smaller reporting companies.

Compensation of Executives

Summary Compensation Table

The following table sets forth information about compensation of our Chief Executive Officer, our former Chief Executive Officer and the two most highly compensated executive officers, other than our Chief Executive Officer and Former Chief Executive Officer, for the year ended December 31, 2021, who consist of our Chief Financial Officer and our former Chief Operating Officer (collectively, our “named executive officers” or “NEOs”).

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Total ($)
Troy Datcher Chief Executive Officer	2021	163,106	(2)	540,000	2,602,411	(3)	3,305,517
Steve Allan Former Chief Executive Officer	2021	370,289		—	4,747,500	(4)	5,117,789
Mike Batesole Chief Financial Officer	2021	259,962	(5)	—	2,884,000	(6)	3,143,962
Dennis O’Malley Former Chief Operating Officer	2021	346,154		—	3,877,125	(7)	4,223,279

Notes:

(1)

The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation–Stock Compensation”. See note 22 of the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 regarding assumptions underlying valuation of equity awards.

(2)	Represents salary for the period from September 8, 2021, the date Mr. Datcher commenced employment with the Company, through December 31, 2021.
(3)	Reflects the grant of RSUs corresponding to 722,892 Shares, which had a market value of $816,868 on April 13, 2022 based on the closing price for the Shares of $1.13 on the NEO Exchange on that day.
(4)

Reflects the grant of RSUs corresponding to 375,000 Common Shares, which had a market value of $423,750 on April 13, 2022 based on the closing price for the Shares of $1.13 on the NEO Exchange on that day.

(5)	Represents salary for the period from February 15, 2021, the date Mr. Batesole commenced employment with the Company, through December 31, 2021.
(6)

Assumes that Mr. Batesole achieves all the Milestones (defined below) with respect to the 150,000 RSUs granted to him that are subject to performance conditions. Reflects the grant of RSUs corresponding to 400,000 Common Shares, which had a market value of $452,000 on April 13, 2022 based on the closing price for the Shares of $1.13 on the NEO Exchange on that day.

(7)

Reflects the grant of RSUs corresponding to 306,250 Common Shares, which had a market value of $346,063 on April 13, 2022 based on the closing price for the Shares of $1.13 on the NEO Exchange on that day.

Narrative Disclosure

Compensation Overview Following Closing of the Qualifying Transaction

Overview

To succeed in the dynamic and evolving market in which the Company operates and to achieve its business and financial objectives, attracting, retaining and motivating a talented team of executive officers is essential. The Company intends for its executive officer compensation program to achieve these and the following objectives: attract and retain a talented, high performing and experienced executive team by providing competitive compensation opportunities; motivate the executive team to achieve the Company’s business and financial objectives; align the interests of the executive team with those of shareholders; and balance short-term results and create long-term sustainable value.

The Company offers executive officers cash compensation in the form of base salary and an annual bonus, and at-risk equity based or equity like compensation.

The Compensation Committee is responsible for overseeing the Company’s compensation policies, processes and practices. The Compensation Committee also seeks to ensure that compensation policies and practices provide an appropriate balance of risk and reward consistent with the Company’s risk profile. The Board has adopted a written charter for the Compensation Committee setting out its responsibilities for administering compensation programs and reviewing and making recommendations to the Board concerning the level and nature of the compensation payable to directors and executive officers. The Compensation Committee’s oversight includes setting objectives, evaluating performance, and ensuring that total compensation paid to NEOs and various other key executive officers and key managers is fair, reasonable and consistent with the objectives of the Company’s philosophy and compensation program.

The Company will continue to evaluate its philosophy and compensation programs as circumstances require and plans to review compensation on an annual basis. As part of this review process, the Company expects to be guided by the philosophy and objectives outlined above, as well as other factors which may become relevant, such as the cost to find a replacement for a key employee.

Benchmarking

The Company’s compensation committee is expected to establish an appropriate comparator group for purposes of setting the future compensation of its NEOs. In the fiscal year ended December 31, 2021, in connection with the Qualifying Transaction, the then members of management of the Company, which at the time was a special purpose acquisition corporation, and the Board engaged Hugessen Consulting Inc., a consulting firm based in Toronto, ON, Canada that specializes in executive compensation and board governance, to assist in benchmarking and recommending compensation for the executives of the Company.

Principal Elements of Compensation

The compensation of the Company’s executive officers is comprised of the following major elements: (a) base salary; (b) an annual, discretionary cash bonus; and (c) long-term equity incentives, consisting of stock options, restricted stock awards, performance compensation awards and/or other applicable awards granted under the TPCO Equity Incentive Plan and any other equity plan that may be approved by the Board from time to time. These principal elements of compensation are described below.

Base Salaries

Base salary is provided as a fixed source of compensation for our executive officers. Adjustments to base salaries will be reviewed annually and as warranted throughout the year to reflect promotions or other changes in the scope of breadth of an executive officer’s role or responsibilities, as well as to maintain market competitiveness.

Annual Bonuses

Annual bonuses may be awarded based on qualitative and quantitative performance standards and will reward performance of our executive officers individually. The determination of an executive officer’s performance may vary from year to year depending on economic conditions and conditions in the cannabis industry and may be based on measures such as stock price performance, the meeting of financial targets against budget, the meeting of acquisition objectives and balance sheet performance. For the year ended December 31, 2021, no bonuses were paid to the NEOs in light of our financial performance and the related decrease in the trading price of the Shares.

Equity Incentive Plan

The TPCO Equity Incentive Plan provides continual motivation for our officers, employees, consultants and directors to achieve our business and financial objectives and align their interests with the long-term interests of our shareholders. The purpose of our TPCO Equity Incentive Plan is to promote greater alignment of interests between employees and shareholders, and to support the achievement of our longer-term performance objectives, while providing a long term retention element.

Employment Agreements

Troy Datcher

Mr. Datcher serves as the Chief Executive Officer (“CEO”) of the Company pursuant to an employment agreement between Mr. Datcher and the Company dated August 10, 2021 (the “Datcher Agreement”). As CEO, Mr. Datcher reports to the Board and is entitled to earn a base salary of $550,000 per year, subject to review by the Board on an annual basis.

Pursuant to terms of the Datcher Agreement, Mr. Datcher received a one-time signing bonus of $540,000 in connection with the commencement of his employment with the Company. To the extent Mr. Datcher’s employment with the Company is shorter than 12 months, other than due to termination by the Company without Cause (as defined in the Datcher Agreement) or by Mr. Datcher for Good Reason (as defined in the Datcher Agreement) or due to Mr. Datcher’s death or disability, a pro rata portion of the signing bonus will be returned to the Company.

Further, Mr. Datcher is entitled to participate in the Company’s annual bonus plan, applicable to other senior executives, on the terms and subject to the conditions of such bonus plan. The target amount for Mr. Datcher’s annual bonus is equal to 100.0% of his base salary. The actual bonus amount earned will depend upon meeting Company and individual performance goals adopted by the Board or Compensation Committee of the Board or, if no such goals are adopted by the Board, then at the direction of and in sole discretion of the Board or Compensation Committee.

Pursuant to the Datcher Agreement, Mr. Datcher received a $3,000,000 initial award of RSUs (equal to 722,892 RSUs), 25% of which vested 180 days after his September 8, 2021, the date commencement of his employment (the “Datcher Initial Vesting Period”), with the remainder vesting in thirty equal monthly installments beginning on the first day of the first month following the Datcher Initial Vesting Period. In addition, pursuant to the terms of the Datcher Agreement, Mr. Datcher is entitled to receive an annual equity award, at the discretion of the Board, with a target grant date value of 300% of Mr. Datcher’s base salary.

During his employment, Mr. Datcher is also entitled to participate in any health disability, group term life insurance plans, salary deferral plan, pension, retirement and profit-sharing plans, and/or in any other perquisites and benefit plans that the Company extends generally from time to time to its executives.

The Datcher Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for a period of six months following the termination of the Datcher Agreement. Subject to certain obligations set forth in the Datcher Agreement, the Company may terminate Mr. Datcher’s employment at any time, with or without Cause, upon sixty days prior written notice.

Please see “—Termination and Change of Control Benefits” below for details on the termination and change of control benefits Mr. Datcher is entitled to pursuant to the Datcher Agreement.

Steve Allan

Mr. Allan served as CEO of the Company until Mr. Datcher assumed the role on September 8, 2021. In accordance with the employment agreement between Mr. Allan and the Company, dated December 15, 2020 (the “Allan Agreement”), the Board had the right to change Mr. Allan’s titles and duties upon the appointment of Mr. Datcher as CEO, and Mr. Allan currently serves as Head of Corporate Development. Pursuant to the Allan Agreement, he is entitled to earn a base salary of at least US$375,000 per year, subject to review by the Board on an annual basis.

Mr. Allan is entitled to participate in the Company’s annual bonus plan, applicable to other senior executives, on the terms and subject to the conditions of such bonus plan. The discretionary target amount of Mr. Allan’s annual bonus is equal to 75.0% of his base salary (the “Allan Annual Base Bonus Target”), which is subject to change in the Board’s discretion now that Mr. Datcher is the Chief Executive officer, provided the Allan Change Conditions (as defined below) are met. The actual bonus amount is based on meeting Company performance and individual performance goals adopted by the Board or Compensation Committee of the Board or, if no such goals are adopted by the Board, then at the direction of and in the sole discretion of the Board or Compensation Committee.

Pursuant to the Allan Agreement, Mr. Allan received on the date of the Qualifying Transaction:

•

an initial award of $3,000,000 correlating to 300,000 RSUs (with each RSU deemed to have a value of $10.00), 25% of which vested 180 days after the Qualifying Transaction (the “Allan Initial Vesting Period”), with the remainder vesting in thirty equal monthly installments beginning on the first day of the first month following the Allan Initial Vesting Period; and

•

an annual award of $750,000 correlating to 75,000 RSU’s (with each RSU deemed to have a value of USD$10.00) ) (the “Allan Annual Award”), 25% of which vested after the Allan Initial Vesting Period, with the remainder vesting in thirty equal monthly installments beginning on the first day of the first month following the Allan Initial Vesting Period.

In addition, pursuant to the Allan Agreement, the Board may, at a time no earlier than twelve months after the starting date of a Mr. Datcher as Chief Executive Officer (September 8, 2022), adjust the future Allan Annual Award; provided however that (A) Mr. Allan’s new title, authority and/or duties shall represent a senior position with the Company and/or one or more of its affiliates, (B) Mr. Allan’s base salary is the higher of not less than $350,000 and/or the higher of the median or average of the top three compensated positions at the company, (C) the Allan Annual Base Bonus Target is not less than the higher of 50% and/or the higher of the median or average of the top three compensated positions at the company, or (D) the post adjustment amount, if any, of any future Allan Annual Award is at least the higher of 85% of Mr. Allan’s most recent Annual Grant and/or the higher of the median or average of the top three compensated positions at the Company ((A) through (D) are collectively referred to as the “Allan Change Conditions”).

Mr. Allan is also entitled to participate in any health disability, group term life insurance plans, salary deferral plan, pension, retirement and profit-sharing plans, and/or in any other perquisites and benefit plans that the Company extended generally from time to time to its executives.

The Allan Agreement contains certain non-competition and non-solicitation provisions in favor of the Company during the term of his employment.

Please see “—Termination and Change of Control Benefits” below for details on the termination and change of control benefits Mr. Allan is entitled to pursuant to the Allan Agreement.

Mike Batesole

Mr. Batesole serves as the Chief Financial Officer (“CFO”) of the Company pursuant to an employment agreement between Mr. Batesole and the Company, dated February 17, 2021, as amended on March 30, 2021 and May 20, 2021 (the “Batesole Agreement”). As CFO, Mr. Batesole reports to the CEO and is entitled to a base salary of US$300,000 per year, subject to review by the Board on an annual basis.

Mr. Batesole is entitled to participate in the Company’s annual bonus plan, applicable to other senior executives, on the terms and subject to the conditions of such bonus plan. The target amount for Mr. Batesole’s annual bonus is equal to 50.0% of his base salary. The actual bonus amount earned will depend upon meeting Company and individual performance goals adopted by the Board or Compensation Committee of the Board or, if no such goals are adopted by the Board, then at the direction of and in sole discretion of the Board or Compensation Committee.

Pursuant to the Batesole Agreement, Mr. Batesole received as of February 15, 2021 (the “Batesole Effective Date”):

•

an initial award of 200,000 RSUs, 25% of which vested 180 days after the Batesole Effective Date (the “Batesole Initial Vesting Period”), with the remainder vesting in thirty equal monthly installments beginning on the first day of the first month following the Batesole Initial Vesting Period.

•

an annual award of 50,000 RSU’s (the “Batesole Annual Award”), 25% of which vested after the Batesole Initial Vesting Period, with the remainder vesting in thirty equal monthly installments beginning on the first day of the first month following the Batesole Initial Vesting Period;

On the Batesole Effective Date, Mr. Batesole received an earn-out milestone award of 150,000 RSUs (the “Milestone Award”), 25% of which vested after the Batesole Initial Vesting Period, with the remainder vesting in thirty equal monthly installments beginning on the first day of the first month following the Batesole Initial Vesting Period; provided, however, that these RSUs are subject to milestones related to data management, data preparation and data delivery (the “Milestones”), with 50,000 RSUs becoming available upon the achievement of each such Milestone. The detailed Milestones are included as Exhibit A to the Second Amendment to Letter Agreement between Mike Batesole and TPCO Holding Corp., which is filed as Exhibit 10.6 to our Annual Report on Form 10-K for the fiscal year ended December 31 2021, filed with the SEC on March 31, 2022. As of the date of this proxy statement, none of the Milestones have been earned.

During his employment, Mr. Batesole is also entitled to participate in any health disability, group term life insurance plans, salary deferral plan, pension, retirement and profit-sharing plans, and/or in any other perquisites and benefit plans that the Company extends generally from time to time to its executives.

The Batesole Agreement contains certain non-competition and non-solicitation provisions in favor of the Company for the term of his employment with the Company. Subject to certain obligations set forth in the Batesole Agreement, the Company may terminate Mr. Batesole’s employment at any time, with or without Cause (as defined in the Batesole Agreement), upon sixty (60) days prior written notice.

Please see “—Termination and Change of Control Benefits” below for details on the termination and change of control benefits Mr. Batesole is entitled to pursuant to the Batesole Agreement.

Dennis O’Malley

Mr. O’Malley served as Chief Operating Officer (“COO”) of the Company until his termination date of March 15, 2021. Pursuant to an employment agreement between Mr. O’Malley and the Company, dated December 15, 2020 (the “O’Malley Agreement”), Mr. O’Malley reported to the CEO in his role as COO and was entitled to earn a base salary of at least US$350,000 per year, subject to review by the Board on an annual basis.

Mr. O’Malley was entitled to participate in the Company’s annual bonus plan, applicable to other senior executives, on the terms and subject to the conditions of such bonus plan. The target amount for Mr. O’Malley’s annual bonus was equal to 50.0% of his base salary. The actual bonus amount earned depended upon meeting Company and individual performance goals adopted by the Board or Compensation Committee of the Board or, if no such goals are adopted by the Board, then at the direction of and in sole discretion of the Board or Compensation Committee.

Pursuant to the O’Malley Agreement, Mr. O’Malley received on the date of the Qualifying Transaction:

•

an initial award of $2,450,000 correlating to 245,000 RSUs (with each RSU deemed to have a value of $10.00), 25% of which vested 180 days after the Qualifying Transaction (the “O’Malley Initial Vesting Period”), with the remainder vesting in thirty equal monthly installments beginning on the first day of the first month following the O’Malley Initial Vesting Period; and

•

an annual award of $612,500 correlating to 61,250 RSU’s (with each RSU deemed to have a value of USD$10.00) ) (the “Allan Annual Award”), 25% of which vested after the O’Malley Initial Vesting Period, with the remainder vesting in thirty equal monthly installments beginning on the first day of the first month following the Allan Initial Vesting Period.

During his employment, Mr. O’Malley was also entitled to participate in any health disability, group term life insurance plans, salary deferral plan, pension, retirement and profit-sharing plans, and/or in any other perquisites and benefit plans that the Company extended generally from time to time to its executives.

The O’Malley Agreement contained certain non-competition and non-solicitation provisions in favor of the Company that lapsed following the termination of the O’Malley Agreement.

Please see “—Termination Payments to Mr. O’Malley” below for details on the termination and change of control benefits Mr. O’Malley Received in connection with his departure from the Company.

Termination and Change of Control Benefits

Overview

In the event of termination without “cause” (as defined in the applicable employment agreement) or resignation for “good reason” (as defined in the applicable employment agreement), in addition to any unpaid amounts or reimbursement owed by the Company through the date of termination or resignation:

•	Mr. Datcher is entitled to the following:

•	a pro rata portion of annual target bonus for the year in which he was terminated;

•	continuation of base salary for 18 months following the effective date of termination; and

•	payment by the Company of the employee portion of medical insurance for a period of 12 months following the effective date of termination;

•	Mr. Allan is entitled to the following:

•	a pro rata portion of annual target bonus for the year in which he was terminated;

•	continuation of base salary for 12 months following the effective date of termination; and

•	payment by the Company of the employee portion (which, in the case of Mr. Allan, is 100%) of medical insurance for a period of 12 months following the effective date of termination; and

•	Mr. Batesole is entitled to the following:

•	continuation of annual base salary for 12 months following the effective date of termination; and

•	payment by the Company of the employee portion of medical insurance for a period of 12 months following the effective date of termination.

subject in each case to the individual’s execution and non-revocation of a general release of claims in a form reasonably acceptable to the parties and the individual’s continued compliance with confidentiality covenants for a term of three years following the effective date of termination or resignation.

In addition, in event of termination without “cause” (as defined in the applicable employment agreement), resignation for “good reason” (as defined in the applicable employment agreement) or cessation of employment as a result of death or disability, RSUs granted to each of Messrs. Datcher, Allan and Batesole will vest as follows (to the extent not already vested):

•	the RSUs scheduled to vest following the completion of the initial vesting period of 180 days following the effective date of grant, which is 25% of the RSUs granted; and

•	unvested RSUs equal to 30% of RSUs granted on the effective grant date (or such smaller number of unvested RSUs).

For purposes of the foregoing, “good reason” includes, among other things, failure by the Company to obtain an assumption agreement for an NEO’s employment agreement from any successor in connection with a “Sale Event”, which means any of the following: (A) any transaction (which shall include a series of transactions occurring within sixty days or occurring pursuant to a plan) that has the result that the shareholders of the Company immediately before such transaction cease to own at least fifty-one percent (51%) of the voting shares of the Company, or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction, (B) a sale or exchange of all or substantially all of the assets of the Company, or (C) a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive.

In the event of a Sale Event (and, with respect to Mr. Datcher, a Change of Control as defined in the TPCO Holding Corp. Equity Incentive Plan), all unvested RSUs held by each NEO will vest immediately prior to closing of the Sale Event.

Termination Payments to Mr. O’Malley

On February 4, 2022, Mr. O’Malley elected to step down from his positions as COO of the Company and President of its subsidiary, CMG Partners, Inc. effective March 15, 2022 (the “Separation Date”).

Mr. O’Malley and the Company entered into a Separation Agreement, dated February 4, 2022 (the “O’Malley Separation Agreement”), which provides for certain payments in exchange for Mr. O’Malley’s release of certain claims in favor of the Company and adherence to certain restrictive covenants, including a non-disparagement clause. Subject to the terms of the Separation Agreement, Mr. O’Malley is entitled to:

•	a severance salary payment equal to 12 months of his gross salary ($350,000) to be paid in equal installments over the course of 12 months following the Separation Date;

•	a severance bonus payment in the gross amount of $14,583.33 to be paid in one lump-sum payment following the Separation Date;

•	have 91,875 of his RSUs automatically vest as of the Separation Date and

•

the payment by the Company of 100% of the monthly premium under COBRA on behalf of Mr. O’Malley and, if applicable, for his dependents until the earliest of (a) the end of the period of 12 months following the month the Separation Date, (b) the expiration of Mr. O’Malley’s coverage under the Consolidated Omnibus Budget Reconciliation Act, or COBRA, or (c) the date when Mr. O’Malley becomes eligible for health insurance in connection with new employment.

In addition, all of Mr. O’Malley’s vested outstanding options under the CMG Partners, Inc. 2019 Stock Option and Grant Plan (the “CMG Plan”) will remain subject to the terms of the applicable award agreement and the CMG Plan.

The Company agreed to pay up to $10,000 in attorneys’ fees expended by Mr. O’Malley in connection with the negotiation of the Separation Agreement.

Outstanding Equity Awards at December 31, 2021

The following table sets forth information with respect to equity awards outstanding for our named executive officers as of December 31, 2021:

		Option awards					Stock awards
Name	Grant date(1)	Number of securities underlying unexercised options - (#) exercisable	Number of securities underlying unexercised options—(#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)		Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
(a)		(b)	(c)	(d)	(e)	(f)	(g)		(h)		(i)		(j)
Troy Datcher	9/8/2021	—	—	—	—	—	722,982	(3)	1,074,320	(3)	—		—
Steve Allan	1/15/2021	15,017			6.66	1/30/29	234,375		325,781		—		—
	1/15/2021	25,216	67,894	—	8.29	11/17/30	—		—		—		—
Mike Batesole	3/30/2021	—	—	—	—	—	—		—		150,000	(4)	208,500	(4)(5)
	3/25/2021	—	—	—	—	—	162,500		225,875		—		—
Dennis O’Malley	1/15/2021	15,017			6.66	1/30/29	191,407		266,056		—		—
	1/15/2021	25,216	67,894		8.29	11/17/30	—		—		—		—

Notes:

(1)

Unless otherwise noted, all stock options vest over a four-year period, with 25% vesting after one year and the remaining vesting ratably each month over the following 36 months, and RSUs vest over a three-year period, with 25% vesting after 180 days and the remaining vesting ratably each month over the following 30 months.

(2)	Values based on the closing price of Common Shares on the OTCQX on December 31, 2021 of $1.39.
(3)	Consists of RSUs, 25% of which vested on March 7, 2022, with the remainder vesting in 30 equal installments beginning on April 1, 2022.
(4)

Consists of or includes 150,000 RSUs that are subject milestones related to data management, data preparation and data delivery (the “Milestones”), with 50,000 RSUs becoming available upon the achievement of each such Milestone and subject to time-based vesting, with 25% vesting August 14, 2021 (180 days after the effective date of Mr. Batesole’s employment letter agreement) and the remainder vesting in thirty equal monthly installments beginning on September 1, 2021. The detailed Milestones are included as Exhibit A to the Second Amendment to Letter Agreement Between Mike Batesole and TPCO Holding Corp., which is filed as Exhibit 10.6 to our Annual Report on Form 10-K for the fiscal year ended December 31 2021, filed with the SEC on March 31, 2022.

(5)	This value assumes each of the Milestones is achieved.

Compensation of Directors

Non-Employee Director Compensation Table

The following table summarizes the total compensation paid to non-employee directors for the year ended December 31, 2021:

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Total ($)
Michael Auerbach	79,063	149,267	228,330
Jeffry Allen	64,688	124,390	189,078
Carol Bartz	57,500	124,390	181,890
Al Foreman	59,896	124,390	184,286
Leland Hensch	57,500	124,390	181,890
Daniel Neukomm	71,875	124,390	196,265
Desiree Perez (former director)	31,250	124,390	155,640

Notes:

(1)

The amounts in this column represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with FASB ASC Topic 718, “Compensation–Stock Compensation”. See note 22 of the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 regarding assumptions underlying valuation of equity awards.

Narrative to Director Compensation Table

The Company’s director compensation program is intended to attract and retain global talent to serve on the Board, taking into account the risks and responsibilities of being an effective director. The Company provides competitive director compensation through a combination of cash retainers and annual equity awards for non-employee Board members. In addition, the Company provides additional retainers for committee chairs and committee members given the additional time commitment, level of responsibility and skill set required for those roles. All directors are entitled to reimbursement of reasonable expenses incurred by them acting in their capacity as directors. The Company believes this approach will help to attract and retain strong members for the Board who will be able to fulfill their fiduciary responsibilities without competing interests. Any directors who are also employees of the Company will receive no additional compensation for their service on the Board.

Our current director compensation policy provides that each non-employee director will receive the following compensation for Board and Board committee services, as applicable. RSUs vest over a three-year period, with one-sixth vesting after 180 days and the remaining vesting ratably each month over the following 30 months.

•	All Board members other than the Chairperson receive an annual cash retainer for Board service of $50,000 and an annual grant of RSUs valued at $125,000;

•	The Board Chairperson receives an annual cash retainer for Board service of $75,000 and an annual grant of RSUs valued at $150,000;

•	Committee chairpersons receive annual compensation as follows:

•	Audit Committee - $15,000 cash;

•	Compensation Committee - $10,000 cash;

•	Nomination and Governance Committee - $10,000 cash; and

•	Integration Committee - $5,000 cash.

•	Each non-chairperson committee member receives annual cash compensation in the amount of one-half the applicable committee chairperson.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Shares as of April 29, 2022, the Record Date for the Meeting, for:

•	each member of the Board:

•	each named executive officer;

•	each person known to the Company to be the beneficial owner of more than 5% of the Company’s Shares; and

•	the members of the Board and the Company’s executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Information with respect to beneficial owners of more than 5% of the Company’s securities is based on completed questionnaires and related information provided by such beneficial owners as of the Record Date. Unless otherwise indicated, all Shares are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o TPCO Holdings, Corp. 1550 Leigh Avenue, San Jose, California, 95125.

Name and Position of Beneficial Owner	Amount of Beneficial Ownership		Percent Of Class(1)
Directors and Named Executive Officers
Michael Auerbach, Chairman	6,738,518	(2)	6.69%
Jeffry Allen, Director	38,460	(3)	*
Carol Bartz, Director	750,709	(4)	*
Al Foreman, Director	8,090	(5)	*
Leland Hensch, Director	4,013,167	(6)	3.98%
Daniel Neukomm, Director	8,090	(7)	*
Desiree Perez, Former Director	8,090	(8)	*
Troy Datcher, Chief Executive Officer	129,604	(9)	*
Steve Allan, Former Chief Executive Officer	596,319	(10)	*
Mike Batesole, Chief Financial Officer	155,592	(11)	*
Dennis O’Malley, Former Chief Operating Officer and President of Caliva	529,795	(12)	*
All directors and executive officers as a group (9 persons)	11,850,320		11.75%
Director Nominees
Morgan Callagy, Director Nominee	108,107	(13)	*
Mark Castaneda, Director Nominee 5% Stockholders	9,990		*
Rich Brown	9,757,950	(14)	9.68%
GRHP Investments LLC	9,469,699	(15)	9.40
M3 DAAT LLC	6,606,845	(2)	6.56%
Roc Nation LLC	5,166,439	(16)	5.13%

*	Less than 1%.

(1)

The percentages in this column are calculated based on 100,759,427 Shares issued and outstanding as of April 29, 2022. In accordance with the rules of the SEC, Shares that may be issued upon the exercise of or vesting of derivative securities (such as a stock options or of restricted stock units) within 60 days of April 29, 2022 are deemed to be beneficially owned by the person holding such stock options or restricted stock units and are treated as outstanding for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(2)

Consists of 6,606,845 Shares and 65,625 Warrants held by M3 DAAT LLC, 46,276 Shares held by Murphy Ofutt LCV LLC, 905 Shares held by Murphy Ofutt LLC, 17,654 Shares held by Mr. Auerbach and 1,213 Shares that could be obtained within 60 days of April 29, 2022 upon the vesting of RSUs held by Mr. Auerbach. Mr. Auerbach has sole voting and dispositive power over the Shares held by M3 DAAT LLC, Murphy Ofutt LCV LLC, and Murphy Ofutt LLC. The principal address for each of M3 DAAT LLC, Murphy Ofutt LCV LLC and Murphy Ofutt LLC is 135 Grand St., Floor 2, New York, NY 10013-3101.

(3)

Consists of 22,331 Shares held by Mr. Allen, 1,011 Shares that could be obtained within 60 days of April 29, 2022 upon the vesting of RSUs held by Mr. Allen, and 15,118 Shares held by the Jeffry R and Teri Allen Revocable Trust. Mr. Allen shares voting and dispositive power over the Shares held by the Jeffry R and Teri Allen Revocable Trust with Teri Allen. Does not include 21,635 Earnout Shares that would be received if the price of the Shares hits certain target levels.

(4)

Consists of 7,079 Shares held by Ms. Bartz and 1,011 Shares that could be obtained within 60 days of April 29, 2022 upon the vesting of RSUs held by Ms. Bartz, 503,920 Shares held by the Layne Alice Marr Family Heritage Trust, 201,331 Shares held by Sammy/Holly Partners LP 25,166 Shares held by the William George Marr Trust 10/15/1990 and 12,202 Shares held by the Carol Ann Bartz Trust u/a/d 10/14/87. Carol Bartz has sole voting and dispositive power over the Shares held by the Carol Ann Bartz Trust u/a/d 10/14/87 and Sammy/Holly Partners LP. Her husband, William Marr, has sole voting and dispositive power over the Shares held by the William George Marr Trust 10/15/1990 and the Layne Alice Marr Family Heritage Trust. Does not include 165,497 Earnout Shares that would be received if the price of the Shares hits certain target levels.

(5)

Includes 7,079 Shares held by Mr. Foreman and 1,011 Shares that could be obtained within 60 days of April 29, 2022 upon the vesting of RSUs held by Mr. Foreman. Does not include 4,073,321 Shares beneficially owned by affiliates of Tuatara Capital. Mr. Foreman shares voting and dispositive power of these Shares with two other persons. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Accordingly, Mr. Foreman is not a beneficial owner of the Shares held by affiliates of Tuatara Capital. The number of Shares beneficially owned by affiliates of Tuatara Capital does not include 429,303 Earnout Shares that would be received if the price of the Shares hits certain target levels.

(6)

Consists of 2,823,746 and 1,122,787 Shares held by Mr. Hensch and The Hensch Family Dynasty Trust, respectively, 49,217 and 16,406 currently exercisable Warrants held by Mr. Hensch and The Hensch Family Dynasty Trust, respectively, as well as 1,011 Shares that could be obtained within 60 days of April 29, 2022 upon the vesting of RSUs held by Mr. Hensch. Mr. Hensch has sole voting and dispositive power over the Shares held by The Hensch Family Dynasty Trust.

(7)

Consists of 7,079 Shares held by Mr. Neukomm and 1,011 Shares that could be obtained within 60 days of April 29, 2022 upon the vesting of RSUs held by Mr. Neukomm. Does not include 9,469,699 Shares beneficially owned by GRHP Investments, LLC. Mr. Neukomm’s wife has a minority interest in GRHP Investments, LLC but does not claim beneficial ownership of shares held by that entity. Accordingly, Mr. Neukomm disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.

(8)

Consists of 7,079 Shares held by Ms. Perez and 1,011 Shares that could be obtained within 60 days of April 29, 2022 upon the vesting of RSUs held by Ms. Perez. Does not include 5,166,439 Shares beneficially owned by Roc Nation LLC. Ms. Perez is the Chief Executive Officer of Roc Nation LLC and shares voting and dispositive power over these Shares with four other persons. Ms. Perez disclaims beneficial ownership over these shares, except to the extent of her pecuniary interest.

(9)	Consists of 93,460 Shares held by Mr. Datcher and 36,144 Shares that could be obtained within 60 days of April 29, 2022 upon the vesting of RSUs held by Mr. Datcher.
(10)

Consists of 203,462 Shares held by Mr. Allan, 228,797 held by Blue Dog Global, LLC, 17,349 held by the Charles E. Allan Trust dated 1/11/2021, 17,349 held by the Luke E. Allan Trust dated 1/11/2021, 10,707 Shares held by Steven James Allan Jr. and Ana Salazar as joint tenants, 163 Shares held in the Steven J. Allan Jr. IRA, 47,873 Shares held by New Direction Trust Company, as Trustee for the Steven Allan Jr. IRA, 51,869 Shares that could be acquired within 60 days of April 29, 2022 through the exercise of options and 18,750 Shares that could be obtained within 60 days of April 29, 2022 upon the vesting of RSUs held by Mr. Allan. Mr. Allan has sole voting and dispositive power over the Shares held by each of the entities listed above. Does not include 513,197 Earnout Shares that would be received if the price of the Shares hits certain target levels.

(11)

Consists of 68,092 Shares held by Mr. Batesole, and 87,500 Shares that could be obtained within 60 days of April 29, 2022. Out of those 87,500 Shares, 12,500 Shares are based upon the vesting of RSUs held by Mr. Batesole, and 75,000 Shares are based upon performance share units (“PSUs”) held by Mr. Batesole that are expected to vest within 60 days of April 29, 2022. The PSUs will vest upon the completion of certain of the Milestones.

(12)

Consists of 479,865 Shares held by Mr. O’Malley, and 49,930 Shares that could be acquired within 60 days of April 29, 2022 through the exercise of options. Does not include 541,472 Earnout Shares that would be received if the price of the Shares hits certain target levels.

(13)	Consists of 18,000 Shares held by Mr. Callagy and 90,107 Shares held by Seastrike LLC. Mr. Callagy has sole voting and dispositive power over the shares held by Seastrike LLC.
(14)

Consists of (i) 9,469,699 Shares held by GRHP Investments LLC (“GRHP”), for which Rich Brown serves as manager, (ii) 228,797 Shares held by Blue Dog Global, LLC, which is member managed by GRHP and (iii) 59,454 MAK3, LLC, which is controlled by Mr. Brown. The address for Mr. Brown is 1550 Leigh Ave, San Jose, CA 95125-5301.

(15)	See footnote (14). The address for GRHP is 1550 Leigh Ave, San Jose, CA 95125-5301
(16)	The principal address for Roc Nation LLC is 540 W 26th St, New York, NY 10001-5504.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of transactions since January 1, 2021, in which we have participated and any currently proposed transactions where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our Shares or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement.

Loan from R&C Brown & Associates, LP to Steve Allan

On July 31, 2019, R&C Brown & Associates, LP (“R&C Brown”) entered into a Secured Promissory Note (the “Promissory Note”) and a Pledge and Security Agreement (the “Pledge Agreement” and, together with the Promissory Notes, the “Loan Documents”) with Steve Allan, the Company’s former Chief Executive Officer, pursuant to which R&C Brown loaned Mr. Allan $500,000 to facilitate Mr. Allan’s exercise of options to purchase 250,000 shares of Caliva stock (the “Allan Caliva Stock”). The Allan Caliva Stock converted into 75,089 Shares and the right to earn up to 89,647 Caliva Earnout Shares in the Qualifying Transaction (collectively, the “Allan TPCO Securities”). Pursuant to the Pledge Agreement, the Allan TPCO Securities are currently pledged to R&C Brown pursuant to the Pledge Agreement to secure the loan made to Mr. Allan under the Promissory Note.

At the time the Loan Documents were entered into, Mr. Allan was President and Chief Financial Officer of Caliva, and Rich Brown, who controls R&C Brown, was Caliva’s largest stockholder. Mr. Brown currently beneficially owns approximately 9.68% of our Shares as a result of his control of certain entities that hold our Shares. See “Security Ownership Of Certain Beneficial Owners and Management.” Mr. Brown is the father-in-law of Daniel Neukomm, who is one of our directors. In addition, Mr. Neukomm’s spouse (who is Mr. Brown’s daughter) owns a minority interest in R&C Brown.

The Promissory Note provides that Mr. Allan must repay the $500,000 loaned to him with three percent interest from July 31, 2019 until the Promissory Note is paid in accordance with its terms. Under the Promissory Note, Mr. Allan is required to pay R&C Brown principal and interest on the Promissory Note by no later than the maturity date of the Promissory Note. Except as otherwise provided in the Promissory Note, the maturity date of the Promissory Note is the earlier of (a) the date Mr. Allan sells the Allan TPCO Securities, (b) 30 days from the date of Mr. Allan’s voluntary termination of employment with Caliva, (c) 90 days from the involuntary termination of Mr. Allan’s employment with Caliva and (d) July 31, 2024. The Promissory Note contains customary default and late charge provisions.

As of the date of this proxy statement, no interest or principal has been paid under the Promissory Note, as no principal or interest is due until the maturity date of the Promissory Note. During the entire term of the Promissory Note, the amount of principal outstanding has been $500,000.

Leases with R&C Brown

Rich Brown, who controls R&C Brown, is the father-in-law of Daniel Neukomm, who is one of the Company’s directors. Furthermore, Mr. Neukomm’s spouse owns a minority interest in R&C Brown, which leases certain properties to Caliva. During the year ended December 31, 2021, R&C Brown received approximately $4.86 million in lease payments from Caliva. As of December 31, 2021, the amount R&C Brown would be entitled to receive over the remaining term of the leases on a net present value basis using a discount rate of approximately 12.5% totaled approximately $41.05 million, with the expiry dates of the leases ranging from April 2022 to January 2048.

Roc Nation Agreement

On November 24, 2020, the Company entered into a binding heads of terms agreement (the “Roc Binding Heads of Terms”) with Roc Nation, LLC (“Roc Nation”), pursuant to which, during the Roc Term (as defined below), (a) the Company shall become Roc Nation’s “Official Cannabis Partner,” and (b) Roc Nation will provide strategic and promotional services to the Company and its brands including the promotion of the Company’s brand portfolio, and the provision of artist and influencer relationship services, as well as various other services specifically described therein. Roc Nation’s services and obligations under the Roc Binding Heads of Terms are provided to the Company on an exclusive and non-competition basis with respect to the market for cannabis and related products and include the obligation of Roc Nation to present any business opportunities within the categories of cannabis and related products to the Company, certain rights of negotiation with respect to Roc Nation’s roster of talent and other rights on the terms specifically described therein.

The Roc Binding Heads of Terms became effective as of consummation of the Qualifying Transaction and shall remain in effect for an initial period of three (3) years therefrom (the “Roc Term”); provided, that following the expiration of the Roc Term, Roc Nation’s exclusivity and non-competition obligations shall continue to remain in effect for a period of six months (the “Roc Tail Period”) during which period the parties may elect to extend the period of the Roc Binding Heads of Terms upon terms to be mutually agreed.

Pursuant to the terms of the Roc Binding Heads of Terms, the Company issued to Roc Nation $25,000,000 in Shares following consummation of the Qualifying Transaction based on the average of the volume-weighted average prices of the Shares for each of the 15 trading days up to and including the last trading day of the effective date of the Roc Agreement and will pay Roc Nation additional consideration of $15,000,000 in Shares, payable in quarterly issuances over the second and third years of the Roc Term. The price to be paid for these additional Shares will be the average of the volume-weighted average prices of the Shares for each of the 15 days in advance of the applicable date of issuance of the Shares. However, the Company shall not be required to pay Roc Nation in Shares (and instead shall pay Roc Nation in cash), unless, among other things, the Shares may be issued without a vote of Company’s stockholders pursuant to the rules of the trading market on which the Shares are listed.

Roc Nation beneficially owns more than 5% of our Shares and former Board member Desiree Perez serves as the CEO of Roc Nation.

Debt with the Company

There is no debt between any executive officer, director, employee or former executive officers of the Company and the Company.

Receipt of Shares in Qualifying Transaction

Certain of the directors and former executive officers of the Company received Shares upon closing of the Qualifying Transaction as a result of their ownership of securities of Caliva or LCV, as applicable.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board provides oversight to our financial reporting process through periodic meetings with our independent registered public accounting firm, internal auditors, and management. Our management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for issuing a report thereon. The Audit Committee, in carrying out its role, relies on our senior management and independent registered public accounting firm.

In connection with the preparation and filing of the Company’s Form 10-K for year ended December 31, 2021 (the “2021 Form 10-K”), the Audit Committee met, reviewed, and discussed with our management and with MNP, our independent registered public accounting firm, our audited financial statements and related disclosures. Also, the Audit Committee discussed with MNP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

In addition, the Audit Committee has received the written disclosures and the letter from MNP required by applicable requirements of the PCAOB regarding MNP’s communications with the Audit Committee concerning independence. The Audit Committee also has discussed with MNP the independence of that firm as our independent registered public accounting firm. The Audit Committee has concluded that MNP’s provision of audit and non-audit services to us is compatible with MNP’s independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that our audited financial statements be included in the 2021 Form 10-K for filing with the SEC.

Respectfully submitted by the members of Audit Committee

Jeffry Allen (Chair)

Al Foreman

Daniel Neukomm

The foregoing Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act, or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the foregoing Audit Committee Report shall not be incorporated by reference into any such filings.

DISTRIBUTION OF CERTAIN DOCUMENTS

This proxy statement and our 2021 Annual Report are available www.proxyvote.com.

Our 2021 Annual Report is being made available with this proxy statement to our Shareholders. Shareholders are referred to our 2021 Annual Report, including the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021 and related MD&A contained therein, for financial and other information about us. Our 2021 Annual Report is not part of this proxy statement.

ADDITIONAL INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our website at www.theparent.co, on the SEC’s website at www.sec.gov and under the Company’s profile on SEDAR at www.sedar.com. We will furnish copies of our filings (without exhibits), including this proxy statement and our 2021 Annual Report (as amended), without charge to any Shareholder upon written request to 1550 Leigh Avenue, San Jose, CA 95125, Attention: Investor Relations, or by email request to investor@theparent.co.

By order of the Board of Directors,

Troy Datcher
Chief Executive Officer

APPENDIX A

SPECIAL RESOLUTION TO BE APPROVED BY SHAREHOLDERS FOR THE EQUITY INCENTIVE PLAN PROPOSAL

“WHEREAS, the board of directors (the “Board”) of TPCO Holding Corp. (the “Company”) has, subject to approval by shareholders of the Company, adopted an amended and restated TPCO Holding Corp. Equity Incentive Plan (the “Current Plan”) to, among other things, increase the maximum number of Shares issuable to 15% of the total issued and outstanding Shares from time to time (the “Share Increase Amendment”), as more fully set out in the blacklined copy of the Amended and Restated TPCO Holding Corp. Equity Incentive Plan attached hereto as Exhibit A (the “Plan”);

“WHEREAS the Plan includes certain provisions that were adopted by the Company at the time of its qualifying transaction which modified the terms of the incentive plan that was in place at the time of the initial public offering of the Company (then Subversive Capital Acquisition Corp.) (the “Prior Amendments”);

WHEREAS, the Board, believes, approval of the Plan (including the Share Increase Amendment and the Prior Amendments) is in the Company’s and Shareholders’ best interests;

NOW, THEREFORE, BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE SHAREHOLDERS THAT:

1.

the Plan (including the Share Increase Amendment and the Prior Amendments), the text of which is set out in Exhibit A hereto, as approved by the Board, is hereby ratified, adopted confirmed and approved;

2.

any director or officer of the Company is authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, and to deliver or cause to be delivered, such other documents and instruments, and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer be necessary or desirable to give effect to this resolution; and

3.

notwithstanding the foregoing approvals, the directors of the Company are hereby authorized to abandon all or any part of these resolutions at any time prior to giving effect thereto without further notice to or approval of the shareholders of the Company.”

Exhibit A to Appendix A

[If the Equity Incentive Plan Proposal is approved by Shareholders, the Current Plan would be amended and restated as set forth below. Proposed deletions are indicated textually as ~~stricken text~~ and proposed additions are indicated textually as underlined text.]

AMENDED AND RESTATED TPCO HOLDING CORP.

EQUITY INCENTIVE PLAN

AMENDED AND RESTATED TPCO HOLDING CORP.

EQUITY INCENTIVE PLAN

TPCO Holding Corp. (the “Company”) hereby establishes an Equity Incentive Plan for certain qualified officers, employees and Consultants (as defined herein) and non-employee directors, providing ongoing services to the Company and/or its Subsidiaries (as defined herein) that can have a significant impact on the Company’s long-term results.

ARTICLE 1—DEFINITIONS

Section 1.1 Definitions.

Where used herein or in any amendments hereto or in any communication required or permitted to be given hereunder, the following terms shall have the following meanings, respectively, unless the context otherwise requires:

“Affiliate” means an affiliate as defined under National Instrument 45-106 – Prospectus Exemptions, as it exists upon the date hereof, subject to the terms “person” and “issuer” in such instrument being ascribed the same meaning as the term “Person” herein;

“Award Agreement” means, individually or collectively, the Option Agreement, RSU Agreement, SAR Agreement, PSU Agreement, DSU Agreement and/or the Employment Agreement or Consulting Agreement pursuant to which an Award is granted, as the context requires;

“Awards” means Options, SARs, RSUs, PSUs and/or DSUs granted to a Participant pursuant to the terms of the Plan;

“Black-Out Period” means the period of time when, pursuant to any policies or determinations of the Company, securities of the Company may not be traded by Insiders or other specified persons;

“Board” means the board of directors of the Company as constituted from time to time;

“Broker” has the meaning ascribed thereto in Section 3.7(2) hereof;

“Business Day” means a day other than a Saturday, Sunday or statutory holiday, when banks are generally open for business in Toronto, Ontario for the transaction of banking business;

“Cancellation” has the meaning ascribed thereto in Section 2.4(1) hereof;

“Cash Equivalent” means

(a)

in the case of Share Units, the amount of money equal to the Market Value multiplied by the number of vested Share Units in the Participant’s Account, net of any applicable taxes in accordance with Section 9.4, upon settlement; and

(b)

in the case of DSU Awards, the amount of money equal to the Market Value multiplied by the whole number of DSUs (including for certainty any Dividend Share Units) then recorded in the Participant’s Account which the Participant redeems pursuant to the DSU Redemption Notice, net of any applicable taxes in accordance with Section 9.4 upon settlement;

“Change of Control” means unless the Board determines otherwise, the happening, in a single transaction or in a series of related transactions, of any of the following events:

(a)

the consummation of any transaction or series of transactions (other than a transaction described in clause (b) below) pursuant to which any person or group of persons acting jointly or in concert acquires the direct or indirect beneficial ownership of securities of the Company representing 50% or more of the aggregate voting power of all of the Company’s then issued and outstanding securities entitled to vote in the election of directors of the Company, other than an acquisition by a person that was an Affiliate of the Company at the time of such acquisition, and other than any such acquisition that occurs upon the exercise or settlement of options or other securities granted by the Company under any of the Company’s equity incentive plans.

(b)

there is consummated an arrangement, amalgamation, merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such arrangement, amalgamation, merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not beneficially own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving or resulting entity in such amalgamation, merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving or resulting entity in such arrangement, amalgamation merger, consolidation or similar transaction;

(c)

any transaction or series of transactions resulting in the consummation of (A) the sale, lease, exchange, license or other disposition of all or substantially all of the Company’s assets to a person other than a person that was an Affiliate of the Company at the time of such sale, lease, exchange, license or other disposition or (B) a sale, lease, exchange, license or other disposition to an entity, unless more than fifty percent (50%) of the combined voting power of the voting securities of such entity are beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, exchange, license or other disposition;

(d)

the passing of a resolution by the Board or shareholders of the Company to substantially liquidate the assets of the Company or wind up the Company’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Company in circumstances where the business of the Company is continued and the shareholdings remain substantially the same following the re-arrangement);

(e)

individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board; or

any other matter determined by the Board to be a Change of Control.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time and the Treasury Regulations promulgated thereunder;

“Code of Ethics” means any code of ethics adopted by the Company, as modified from time to time;

“Company” means TPCO Holding Corp., a Company existing under the Business Corporations Act (British Columbia);

“Consultant” means a person or company, other than an employee, officer or director of the Company or an Affiliate, that:

(a)	is engaged to provide, on a bona fide basis services to the Company or an Affiliate, other than services provided in relation to a distribution of securities;

(b)	provides the services under a written contract between the Company or an Affiliate and the person or company;

(c)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate;

and includes:

(a)	for an individual Consultant, a corporation of which the individual Consultant is an employee or shareholder, and a partnership of which the individual Consultant is an employee or partner; and

(b)

for a Consultant that is not an individual, an employee, executive officer, or director of the Consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate.

“Consulting Agreement” means, with respect to any Participant, any written consulting agreement between the Company or a Subsidiary and such Participant;

“Dividend Share Units” has the meaning ascribed thereto in Section 7.2 hereof;

“DSU” means a deferred share unit, which is a bookkeeping entry equivalent in value to a Share credited to a Participant’s Account in accordance with Article 5 hereof;

“DSU Agreement” means a written notice from the Company to a Participant evidencing the grant of DSUs and the terms and conditions thereof, in such form as the Board may approve from time to time;

“DSU Redemption Notice” has the meaning ascribed thereto in Section 5.3(1) hereof;

“Eligible Participants” has the meaning ascribed thereto in Section 2.3(1) hereof;

“Employment Agreement” means, with respect to any Participant, any written employment agreement between the Company or a Subsidiary and such Participant;

“Exercise Notice” means a notice in writing signed by a Participant and stating the Participant’s intention to exercise or settle a particular Award, if applicable;

“Exercise Price” has the meaning ascribed thereto in Section 3.3 hereof;

“Expiry Date” has the meaning ascribed thereto in Section 3.4 hereof;

“Grant Date” has the meaning ascribed thereto in Section 3.4 hereof;

“Incentive Stock Option” means an Option that is designated by the Board as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan;

“Insider” has the meaning attributed to “Related Person” in the NEO Exchange Listing Manual in respect of the rules governing security-based compensation arrangements, as amended from time to time;

“ISO Entity” has the meaning ascribed thereto in Section 2.3(1);

“Market Value” means at any date when the market value of Shares of the Company is to be determined, the closing price of the Shares on the trading day prior to such date on the principal stock exchange on which the Shares are listed, or if the Shares of the Company are not listed on any stock exchange, the value as is determined solely by the Board, acting reasonably and in good faith based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Code or the Tax Act;

“NEO Exchange” means the Aequitas Neo Exchange Inc.;

“Nonqualified Stock Option” means an Option that is not designated by the Board as an Incentive Stock Option;

“Option” means an option granted by the Company to a Participant entitling such Participant to acquire a designated number of Shares from treasury at the Exercise Price, subject to the provisions hereof;

“Option Agreement” means a written notice from the Company to a Participant evidencing the grant of Options and the terms and conditions thereof, substantially in the form as the Board may approve from time to time;

“Participants” means Eligible Participants that are granted Awards under the Plan;

“Participant’s Account” means an account maintained to reflect each Participant’s participation in RSUs, PSUs and/or DSUs under the Plan;

“Performance Criteria” means criteria established by the Board which, without limitation, may include criteria based on the Participant’s personal performance, the financial performance of the Company and/or of its Subsidiaries, total shareholder return, the achievement of corporate goals and strategic initiatives, and that may be used to determine the vesting of the Awards, when applicable;

“Performance Period” means the period determined by the Board pursuant to Section 6.3 hereof;

“Person” means an individual, corporation, company, cooperative, partnership, limited partnership, limited liability partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, trust, trustee, executor, administrator, legal personal representative, estate, unincorporated association or organization, entity with juridical personality or governmental authority or body, or other entity, whether or not having legal status however designated or constituted, and pronouns which refer to a Person shall have a similarly extended meaning;

“Plan” means this Equity Incentive Plan, as amended and restated from time to time;

“Proportionate Voting Shares” means the proportionate voting shares in the capital of the Company;

“PSU” means a performance share unit awarded to a Participant to receive a payment in the form of cash or Shares as provided in Article 6 hereof and subject to the terms and conditions of the Plan;

“PSU Agreement” means a written notice from the Company to a Participant evidencing the grant of PSUs and the terms and conditions thereof, in the form as the Board may approve from time to time;

“RSU” means a restricted share unit awarded to a Participant to receive a payment in the form of cash or Shares as provided in Article 6 hereof and subject to the terms and conditions of the Plan;

“RSU Agreement” means a written notice from the Company to a Participant evidencing the grant of RSUs and the terms and conditions thereof, in the form as the Board may approve from time to time;

“SAR” means a stock appreciation rights awarded to a Participant to be settled in cash or Shares as provided in Article 4 and subject to the terms and conditions of the Plan;

“SAR Agreement” means a written notice from the Company to a Participant evidencing the grant of SARs and the terms and conditions thereof, in the form as the Board may approve from time to time;

“Share Compensation Arrangement” means a stock option, stock option plan, employee stock purchase plan, long-term incentive plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more directors, officers, employees or Consultants of the Company or a Subsidiary. For greater certainty, a “Share Compensation Arrangement” does not include a security based compensation arrangement used as an inducement to person(s) or company(ies) not previously employed by and not previously an Insider of the Company who become(s) an officer of the Company;;

“Shares” or “Stock” means the common shares in the capital of the Company;

“Share Limit” has the meaning ascribed thereto in Section 2.4(1) hereof;

“Share Unit” means a RSU or PSU, as the context requires;

“Share Unit Settlement Notice” means a notice by a Participant to the Company electing the desired form of settlement of vested RSUs or PSUs;

“Subsidiary” means a corporation, limited liability company, partnership or other body corporate that is controlled, directly or indirectly, by the Company;

“Surrender” has the meaning ascribed thereto in Section 3.7(3);

“Surrender Notice” has the meaning ascribed thereto in Section 3.7(3);

“Tax Act” means the Income Tax Act (Canada) and its regulations thereunder, as amended from time to time;

“Termination Date” means, unless otherwise defined in the applicable Award Agreement, (i) with respect to a Participant who is an employee or officer of the Company or a Subsidiary, such Participant’s last day of active employment and, except as expressly required by applicable employment standards legislation, does not include any period of statutory, reasonable or contractual notice or any period of deemed employment or salary continuance, and (ii) with respect to a Participant who is a Consultant, the date such Consultant ceases to provide services to the Company or a Subsidiary, and “Terminate” and “Terminated” have corresponding meanings, but, for greater certainty, a Participant’s absence from active work during a period of vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of disability shall not be considered to result in a Termination Date;

“Trading Day” means any day on which the NEO Exchange is opened for trading;

“transfer” includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, lien, charge, pledge, encumbrance, grant of security interest or any arrangement by which possession, legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity, whether or not voluntary and whether or not for value, and any agreement to effect any of the foregoing and “transferred”, “transferring” and similar variations have corresponding meanings; and

“U.S. Participant” means any Participant who is a United States citizen or United States resident alien as defined for purposes of Section  7701(b)(1)(A) of the Code or for whom an Award is otherwise subject to taxation under the Code.

ARTICLE  2—PURPOSE AND ADMINISTRATION OF THE PLAN; GRANTING OF AWARDS

Section 2.1 Purpose of the Plan.

The purpose of the Plan is to: (i) attract and retain employees, officers, Consultants and non-employee directors capable of assuring the future success of the Company, (ii) offer such persons incentives to put forth maximum efforts, (iii) compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and shareholders and advancing the interests of the Company.

Section 2.2 Implementation and Administration of the Plan.

(1)	The Board shall implement, administer and interpret the Plan or may designate such responsibilities to a committee of the Board.

(2)

Subject to the terms and conditions set forth in the Plan and the rules of the NEO Exchange and applicable laws, the Board, for and on behalf of the Board, shall have the sole and absolute discretion to: (i) designate Participants; (ii) determine the type, size, and terms, and conditions of Awards to be granted; (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, or suspended; (iv) determine the circumstances under which the delivery of cash, property, or other amounts payable with respect to an Award may be deferred either automatically or at the Participant’s or the Board’s election; (v) interpret and administer, reconcile any inconsistency in, correct any defect in, and supply any omission in the Plan and any Award granted under, the Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Board shall deem appropriate for the proper administration of the Plan; (vii) accelerate the vesting, delivery, or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (viii) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan, to preserve the tax treatment of the Awards, preserve the economic equivalent value of the Awards or to comply with any applicable law.

(3)

No member of the Board and no officer or employee acting for and on behalf of the Board will be liable for any action or determination taken or made in good faith in the administration, interpretation, construction or application of the Plan, any Award Agreement or other document or any Awards granted pursuant to the Plan.

(4)	The day-to-day administration of the Plan may be delegated to such officers and employees of the Company as the Board determines.

(5)

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing any Award granted pursuant to the Plan shall be within the sole discretion of the Board, may be made at any time, and shall be final, conclusive, and binding upon all persons or entities, including, without limitation, the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

Section 2.3 Eligible Participants.

(1)

The Persons who shall be eligible to receive Nonqualified Stock Options, SARs, RSUs, DSUs and PSUs shall be the directors, officers, employees or Consultants of or to the Company or a Subsidiary, providing ongoing services to the Company and/or its Subsidiaries (collectively, “Eligible Participants”). Incentive Stock Options shall be granted only to Eligible Participants who are employees of the Company or any of the Company’s present or future parent or subsidiaries, as defined in Section 424(e) or (f) of the Code, or other affiliates the employees of which are eligible to receive Incentive Stock Options under the Code (each an “ISO Entity”).

(2)	Participation in the Plan shall be entirely voluntary and may be declined.

(3)

Notwithstanding any express or implied term of the Plan to the contrary, the granting of an Award pursuant to the Plan shall in no way be construed as a guarantee of employment or appointment by the Company or a Subsidiary.

Section 2.4 Shares Subject to the Plan.

(1)

Subject to adjustment pursuant to provisions of Article 8 hereof, the total number of Shares reserved and available for grant and issuance pursuant to Awards under the Plan shall not exceed ~~ten~~ fifteen percent (15~~0~~%) of the total issued and outstanding Shares ~~(assuming the conversion of all issued and outstanding Proportionate Voting Shares to Shares)~~ from time to time or such other number as may be approved in accordance with the NEO Exchange policies (the “Share Limit”); provided, however, the Shares available for issuance under the Plan for Incentive Stock Options is 9,890,351 Shares.

(2)

For greater certainty, any issuance from treasury by the Company either: (i) under any other proposed or established Share Compensation Arrangement or (ii) that is or was issued in reliance upon an exemption under applicable stock exchange rules applicable to security based compensation arrangements used as an inducement to person(s) or company(ies) not previously employed by and not previously an Insider of the Company who become(s) an officer of the Company, shall not be included in determining the maximum Shares reserved and available for grant and issuance under Section 2(4)(1).

(3)

Shares in respect of which an Award is exercised, granted under the Plan (or any other Share Compensation Arrangement) but not exercised prior to the termination of such Award, not vested or settled prior to the termination of such Award due to the expiration, termination, cancellation or lapse of such Award, or settled in cash in lieu of settlement in Shares, shall, in each case, be available for Awards to be granted thereafter pursuant to the provisions of the Plan; provided, however, that in the case of an Incentive Stock Option, the forgoing shall be subject to any limitations under the Code. All Shares issued from treasury pursuant to the exercise or the vesting of the Awards granted under the Plan shall be so issued as fully paid and non-assessable Shares.

Section 2.5 Participation Limits.

(1)

Subject to adjustment pursuant to provisions of Article 8 hereof, the aggregate number of Shares (i) issued to Insiders under the Plan or any other proposed or established Share Compensation Arrangement within any one-year period; and (ii) issuable to Insiders at any time under the Plan or any other proposed or established Share Compensation Arrangement, shall in each case not exceed ten percent (10%) of the total issued and outstanding Shares (assuming the conversion of all issued and outstanding Proportionate Voting Shares to Shares) subject to the Plan from time to time. Any Awards granted pursuant to a Share Compensation Arrangement or the Plan, prior to the Participant becoming an Insider, shall be excluded for the purposes of the limits set out in this Section 2.5(1).

ARTICLE 3—OPTIONS

Section 3.1 Nature of Options.

An Option is a right granted by the Company to a Participant entitling such Participant to acquire a designated number of Shares from treasury at the Exercise Price, subject to the provisions hereof. Eligible Participants may be eligible to receive Nonqualified Stock Options and/or Incentive Stock Options as outlined in this Article 3. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option.

Section 3.2 Option Awards.

(1)

The Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive Options under the Plan, (ii) determine the number of Options, if any, to be granted to each Eligible Participant, the number of Shares under each such Option, and the date or dates on which such Options shall be granted, (iii) determine the price per Share to be payable upon the exercise of each such Option (the “Exercise Price”), (iv) determine the relevant vesting provisions (including Performance Criteria, if applicable) and (v) determine the Expiry Date, the whole subject to the terms and conditions prescribed in the Plan, in any Award Agreement and any applicable rules of the NEO Exchange.

(2)	All Options granted herein shall vest in accordance with the terms of the Award Agreement entered into in respect of such Options.

Section 3.3 Exercise Price.

The Exercise Price for Shares that are the subject of any Option shall be fixed by the Board when such Option is granted, but shall not be less than the Market Value of such Shares at the time of the grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the Exercise Price per share shall be no less than one hundred ten percent (110%) of the Market Value per share on the Grant Date.

Section 3.4 Expiry Date; Blackout Period.

Subject to Section 8.1(1), each Option must be exercised no later than ten (10) years after the date the Option is granted (the “Grant Date”) or such shorter period as set out in the Participant’s Award Agreement, at which time such Option will expire (the “Expiry Date”). Notwithstanding any other provision of the Plan, each Option that would expire during or within ten (10) Business Days immediately following a Black-Out Period shall expire on the date that is ten (10) Business Days immediately following the expiration of the Black-Out Period. Where an Option will expire on a date that falls immediately after a Black-Out Period, and for greater certainty, not later than ten (10) Business Days after the Black-Out Period, then the date such Option will expire will be automatically extended by such number of days equal to ten (10) Business Days less the number of Business Days after the Black-Out Period that the Option expires. Notwithstanding the foregoing, in no event shall the Expiry Period exceed five (5) years from the Grant Date in the case of an Incentive Stock Option granted to an employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or an ISO Entity.

Section 3.5 Option Agreement.

Each Option must be confirmed by an Award Agreement. The Award Agreement shall contain such terms that the Company deems necessary and appropriate and to comply with applicable law.

Section 3.6 Exercise of Options.

(1)

Subject to the provisions of the Plan, a Participant shall be entitled to exercise an Option granted to such Participant, subject to vesting limitations which may be imposed by the Board at the time such Option is granted and set out in the Award Agreement.

(2)

Prior to its expiration or earlier termination in accordance with the Plan, each Option shall be exercisable as to all or such number of the optioned Shares and at such time or times and/or pursuant to the achievement of such Performance Criteria and/or other vesting conditions as the Board may determine in its sole discretion.

(3)

No fractional Shares will be issued upon the exercise of Options granted under the Plan and, accordingly, if a Participant would become entitled to a fractional Share upon the exercise of an Option, or from an adjustment pursuant to Section 8.1, such Participant will only have the right to acquire the next lowest whole number of Shares.

Section 3.7 Method of Exercise and Payment of Purchase Price.

(1)

Subject to the provisions of the Plan and the alternative exercise procedures set out herein, an Option granted under the Plan may be exercisable (from time to time as provided in Section 3.6 hereof) by the Participant (or by the liquidator, executor or administrator, as the case may be, of the estate of the Participant) by delivering an exercise notice substantially in the form to be attached as a schedule to the Award Agreement (an “Exercise Notice”) to the Company in the form and manner determined by the Board from time to time, together with a bank draft, certified cheque or other form of payment acceptable to the Company in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Options and any applicable tax withholdings.

(2)

Pursuant to the Exercise Notice and subject to the approval of the Board, a Participant may choose to undertake a “cashless exercise” with the assistance of a broker (the “Broker”) in order to facilitate the exercise of such Participant’s Options. The “cashless exercise” procedure may include a sale of such number of Shares as is necessary to raise an amount equal to the aggregate Exercise Price for all Options being exercised by that Participant under an Exercise Notice and any applicable tax withholdings. Pursuant to the Exercise Notice, the Participant may authorize the broker to sell Shares on the open market by means of a short sale and forward the proceeds of such short sale to the Company to satisfy the Exercise Price and any applicable tax withholdings, promptly following which the Company shall issue the Shares underlying the number of Options as provided for in the Exercise Notice.

(3)

In addition, to the extent specifically provided in an Option Agreement, in lieu of exercising any vested Option in the manner described in this Section 3.7(1) or Section 3.7(2), and pursuant to the terms of this Section 3.7(3), a Participant may, by surrendering an Option (“Surrender”) with a properly endorsed notice of Surrender to the Corporate Secretary of the Company, substantially in the form to be attached as a schedule to the Award Agreement (a “Surrender Notice”), elect to receive that number of Shares calculated using the following formula, subject to acceptance of such Surrender Notice by the Board and provided that arrangements satisfactory to the Company have been made to pay any applicable withholding taxes:

X = (Y * (A-B)) / A

Where:

X = the number of Shares to be issued to the Participant upon exercising such Options; provided that if the foregoing calculation results in a negative number, then no Shares shall be issued

Y = the number of Shares underlying the Options to be Surrendered

A = the Market Value of the Shares as at the date of the Surrender

B = the Exercise Price of such Options

(4)

No share certificates shall be issued and no person shall be registered in the share register of the Company as the holder of Shares until actual receipt by the Company of an Exercise Notice, payment for the Shares to be purchased and satisfaction of any tax withholding requirements.

(5)

Subject to Section 3.7(4), upon the exercise of an Option pursuant to Section 3.7(1) or Section 3.7(2) or a Surrender pursuant to Section 3.7(3), the Company shall, as soon as practicable after such exercise or Surrender, cause the transfer agent and registrar of the Shares to deliver to the Participant (or as the Participant may otherwise direct) such number of Shares as the Participant shall have then paid for and as are specified in such Exercise Notice or to which the Participant is then entitled in connection with the Surrender.

Section 3.8 Termination of Employment or Service.

(1)

Subject to the provisions of the Plan, a Participant’s Options shall be subject to the terms and conditions of the Participant’s Award Agreement, as the case may be, in respect of such Participant’s ceasing to be an Eligible Participant.

(2)

For the avoidance of doubt, subject to applicable laws, no period of notice, if any, or payment instead of notice that is given or that ought to have been given under applicable law, whether by statute, imposed by a court or otherwise, in respect of such termination of employment that follows or is in respect of a period after the Participant’s Termination Date will be considered as extending the Participant’s period of employment for the purposes of determining his or her entitlement under the Plan.

(3)

The Participant shall have no entitlement to damages or other compensation arising from or related to not receiving any awards that would have settled or vested or accrued to the Participant, or from the loss of the opportunity to exercise Options which the Participant would have been entitled to exercise during any period of notice of termination of employment under common law, contract or otherwise that is or should have been provided, if the Termination Date had not occurred.

Section 3.9 Incentive Stock Options

(1)

No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code; provided, however, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(2)	No Incentive Stock Option may be granted more than ten (10) years from the date the Plan is adopted, or the date the Plan is approved by the shareholders, whichever is earlier.

(3)

To the extent to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options (and other incentive stock options granted by the Company or any “subsidiary” or “parent” of the Company as defined under Code Section 424(e)), which become exercisable for the first time during any calendar year exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options. For purposes of this paragraph, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant

(4)

Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Shares before the later of (i) two (2) years after the Grant Date of the Incentive Stock Option or (ii) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Board and in accordance with procedures established by the Board, retain possession, as agent for the applicable Participant, of any Shares acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(5)

To the extent that a Participant has received Incentive Stock Options and that any of the more general language in this Article 3 conflicts with the language in this Section 3.9, the language of Section 3.9 shall be controlling.

Article 4—STOCK APPRECIATION RIGHTS

Section 4.1 Nature of SARs

A SAR is stock appreciate right granted to a Participant representing the right to receive, subject to restrictions and conditions as the Board may determine at the time of grant, a cash payment or Shares in lieu of cash having an aggregate value equal to the product of (i) the excess of (A) the Market Value on the exercise date of one Share divided by (B) the base price per Share specified in the Award Agreement, multiplied by (ii) the number of Shares specified by the SAR, or the portion thereof, that is exercised. The base price per Share specified in the Award Agreement shall not be less than the Market Value on the date of grant.

Section 4.2 SAR Awards

Each SAR must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each SAR and may include, without limitation, whether the SAR is settled in cash or Shares, the vesting, expiry and base price per Share of the SAR and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the SAR will comply with any provisions respecting SARs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company. If, upon the exercise of a SAR, a Participant is to receive a portion of such payment in Shares, the number of Shares shall be determined by dividing such portion by the Market Value on the exercise date. No fractional Shares will be issued upon the exercise of a SAR granted under the Plan and, accordingly, if a Participant would become entitled to a fractional Share upon the exercise of a SAR, or from an adjustment pursuant to Section 8.1, such Participant will only have the right to acquire the next lowest whole number of Shares and will receive a cash payment in lieu of such fractional Shares.

Section 4.3 Exercise of SARs

SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board as set out in the Participant’s Award Agreement; provided, however, that SARs granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law.

Article 5—DEFERRED SHARE UNITS

Section 5.1 Nature of DSUs

A DSU is a unit granted to a Participant representing the right to receive a Share or the Cash Equivalent, subject to restrictions and conditions as the Board may determine at the time of grant and the rules of the NEO Exchange. Conditions may be based on continuing service of the Participant and/or achievement of pre-established vesting and objectives.

Section 5.2 DSU Awards.

(1)

Subject to the provisions herein set forth and any shareholder or regulatory approval which may be required, the Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive DSUs under the Plan, (ii) fix the number of DSUs, if any, to be granted to each Eligible Participant and the date or dates on which such DSUs shall be granted, and (iii) determine the relevant conditions and vesting provisions (including, any applicable Performance Periods and Performance Criteria), the whole subject to the terms and conditions prescribed in the Plan and in any Award Agreement, as applicable.

(2)

Each DSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each DSU and may include, without limitation, the vesting and terms of the DSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the DSU will comply with any provisions respecting DSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company.

(3)

Any DSUs that are awarded to a Participant who is a resident of Canada or employed in Canada (each for purposes of the Tax Act) shall be structured so as to be considered to be an agreement described in section 7 of the Tax Act or to meet requirements of paragraph 6801(d) of the Income Tax Regulations adopted under the Tax Act (or any successor to such provisions).

(4)

Subject to vesting and other conditions and provisions set forth herein and in the Award Agreement, the Board shall determine whether each DSU awarded to a Participant shall entitle the Participant: (i) to receive one Share issued from treasury; (ii) to receive the Cash Equivalent of one Share; or (iii) to elect to receive either one Share from treasury, the Cash Equivalent of one Share or a combination of cash and Shares.

Section 5.3 Redemption of DSUs.

(1)

Subject to Section 5.3(2), each Participant that has been awarded DSUs shall be entitled to redeem his or her DSUs during the period commencing on the Business Day immediately following the Termination Date and ending on the date that is not later than December 15 of the year following the year that includes the Termination Date, or a shorter such redemption period set out in the relevant Award Agreement, by providing a written notice of redemption to the Company setting out the number of DSUs to be settled and the particulars regarding the registration of the Shares issuable upon settlement, if applicable (the “DSU Redemption Notice”). In the event of the death of a Participant, the Notice of Redemption shall be filed by the administrator or liquidator of the estate of the Participant.

(2)

if a DSU Redemption Notice is not received by the Company on or before the 90th day following the Termination Date, the Participant shall be deemed to have delivered a DSU Redemption Notice on the 90th day following the Termination Date, such deemed notice to be effective on December 15 of the then current year, and the Board shall determine the number of DSUs to be settled by way of Shares, the Cash Equivalent or a combination of Shares and the Cash Equivalent and delivered to the Participant, administrator or liquidator of the estate of the Participant, as applicable.

(3)	Subject to Section 9.4 and the Award Agreement, settlement of DSUs shall take place promptly following the Company’s receipt or deemed receipt of the DSU Redemption Notice through:

(a)

in the case of settlement DSUs for their Cash Equivalent, delivery of bank draft, certified cheque, electronic funds transfer or other form of payment to the Participant representing the Cash Equivalent;

(b)	in the case of settlement of DSUs for Shares, delivery of a Share to the Participant; or

(c)	in the case of settlement of DSUs for a combination of Shares and the Cash Equivalent, a combination of (a) and (b) above.

ARTICLE 6-SHARE UNITS

Section 6.1 Nature of Share Units.

A Share Unit is an award that is either a PSU or a RSU entitling the recipient to acquire Shares, at such purchase price as determined by the Board, subject to such restrictions and conditions as the Board may determine at the time of grant and the rules of the NEO Exchange. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

Section 6.2 Share Unit Awards.

(1)

Subject to the provisions herein set forth and any shareholder or regulatory approval which may be required, the Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive RSUs and/or PSUs under the Plan, (ii) fix the number of RSUs and/or PSUs, if any, to be granted to each Eligible Participant and the date or dates on which such RSUs and/or PSUs shall be granted, and (iii) determine the relevant conditions and vesting provisions (including, in the case of PSUs, the applicable Performance Period and Performance Criteria, if any) and Restriction Period of such RSUs and/or PSUs, the whole subject to the terms and conditions prescribed in the Plan and in any Award Agreement.

(2)

Each RSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each RSU and may include, without limitation, the vesting and terms of the RSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the RSUs will comply with any provisions respecting RSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company.

(3)

Each PSU must be confirmed by an Award Agreement that sets forth the terms, conditions and limitations for each PSU and may include, without limitation, the applicable Performance Period and Performance Criteria, vesting and terms of the PSUs and the provisions applicable in the event employment or service terminates, and shall contain such terms that may be considered necessary in order that the PSUs will comply with any provisions respecting PSUs in the income tax or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or in which the Participant may perform services for the Company or a Subsidiary or the rules of any regulatory body having jurisdiction over the Company.

(4)

Any RSUs or PSUs that are awarded to an Eligible Participant who is a resident of Canada or employed in Canada (each for purposes of the Tax Act) shall be structured so as to be considered to be an agreement described in section 7 of the Tax Act or in such other manner to ensure that such award is not a “salary deferral arrangement” as defined in the Tax Act (or any successor to such provisions).

(5)

Subject to the vesting and other conditions and provisions set forth herein and in the Award Agreement, the Board shall determine whether each RSU and/or PSU awarded to a Participant shall entitle the Participant: (i) to receive one Share issued from treasury; (ii) to receive the Cash Equivalent of one Share; or (iii) to elect to receive either one Share from treasury, the Cash Equivalent of one Share or a combination of cash and Shares.

Section 6.3 Performance Criteria and Performance Period Applicable to PSU Awards

(1)

For each award of PSUs, the Board shall establish the period in which any Performance Criteria and other vesting conditions must be met in order for a Participant to be entitled to receive Shares in exchange for all or a portion of the PSUs held by such Participant (the “Performance Period”).

(2)	For each award of PSUs, the Board shall establish any Performance Criteria and other vesting conditions in order for a Participant to be entitled to receive Shares in exchange for his or her PSUs.

ARTICLE 7—GENERAL CONDITIONS

Section 7.1 General Conditions applicable to Awards.

Each Award, as applicable, shall be subject to the following conditions:

(1)

Employment or Service—The granting of an Award to a Participant shall not impose upon the Company or a Subsidiary any obligation to retain the Participant in its employ or consultancy in any capacity. For greater certainty, the granting of Awards to a Participant shall not impose any obligation on the Company to grant any awards in the future nor shall it entitle the Participant to receive future grants.

(2)

Rights as a Shareholder—Neither the Participant nor such Participant’s personal representatives or legatees shall have any rights whatsoever as shareholder in respect of any Shares covered by such Participant’s Awards until the date of issuance of Shares to such Participant (or to the liquidator, executor or administrator, as the case may be, of the estate of the Participant). Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued or entry of such person’s name on the share register for the Shares.

(3)

Other Forfeitures—Notwithstanding any other provision of this Plan or any Award Agreement, all unvested Awards held by a Participant shall be forfeited and shall be of no further value whatsoever if such Participant fails to comply with the terms of any confidentiality, non-competition, non-disclosure, non-disparagement or non-solicitation restriction relating to the Company or its Affiliates, as the case may be, contained in any agreement entered into between such Participant and the Company and/or any Affiliate (including, without limitation, any Award Agreement), whether or not such restriction is deemed enforceable or unenforceable.

(4)

Conformity to Plan – In the event that an Award is granted or an Award Agreement is executed which does not conform in all particulars with the provisions of the Plan, or purports to grant Awards on terms different from those set out in the Plan, the Award or the grant of such Award shall not be in any way void or invalidated, but the Award so granted will be adjusted to become, in all respects, in conformity with the Plan.

(5)	Non-Transferability – Except as set forth herein or as authorized by the Board, Awards are not transferable and may be exercised only by:

(a)	the Participant to whom the Awards were granted;

(b)	upon the Participant’s death, by the legal representative of the Participant’s estate; or

(c)	upon the Participant’s incapacity, the legal representative having authority to deal with the property of the Participant;

provided that any such legal representative shall first deliver evidence satisfactory to the Company of entitlement to exercise any Award. A person exercising an Award may subscribe for Shares only in the person’s own name or in the person’s capacity as a legal representative. Under no circumstances may Incentive Stock Option awards be transferred by a Participant, other than by will or the laws of descent and distribution.

Section 7.2 Dividend Share Units.

When dividends (other than stock dividends) are paid on Shares, Participants may, subject to the terms and conditions set out in a Participant’s Award Agreement, receive additional DSUs, RSUs and/or PSUs, as applicable (“Dividend Share Units”) as of the dividend payment date. The number of Dividend Share Units to be granted to the Participant, if any shall be determined by multiplying the aggregate number of DSUs, RSUs and/or PSUs, as applicable, held by the Participant on the relevant record date by the amount of the dividend paid by the Company on each Share, and dividing the result by the Market Value on the dividend payment date, which Dividend Share Units shall be in the form of DSUs, RSUs and/or PSUs, as applicable. Dividend Share Units granted to a Participant in accordance with this Section 7.2 shall be subject to the same vesting conditions applicable to the related DSUs, RSUs and/or PSUs in accordance with the respective Award Agreement. All Dividend Share Units shall settle in the same form as the related DSUs, RSUs and/or PSUs. If and to the extent that the Dividend Share Units are settled in Shares, such Dividend Share Units shall be counted towards the Share Limit.

Section 7.3 Unfunded Plan.

Unless otherwise determined by the Board, the Plan shall be unfunded. To the extent any Participant or his or her estate holds any rights by virtue of a grant of Awards under the Plan, such rights (unless otherwise determined by the Board) shall be no greater than the rights of an unsecured creditor of the Company.

ARTICLE 8—ADJUSTMENTS AND AMENDMENTS

Section 8.1 Adjustment to Shares Subject to Outstanding Awards.

(1)

In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Company’s assets to shareholders or any other change affecting the Shares, the Board will make such proportionate adjustments, if any, as the Board in its discretion, subject to regulatory approval, may deem appropriate to reflect such change (for the purpose of preserving the value of the Awards at the time of the change affecting the Shares), with respect to (i) the number or kind of Shares or other securities reserved for issuance pursuant to the Plan; and (ii) the number or kind of Shares or other securities subject to unexercised Awards previously granted and the exercise price, if any, of those Awards provided, however, that no substitution or adjustment will obligate the Company to issue or sell fractional Shares. The existence of any Awards does not affect in any way the right or power of the Company or an Affiliate or any of their respective shareholders to make, authorize or determine any adjustment, recapitalization, reorganization or any other change in the capital structure or the business of, or any amalgamation, merger or consolidation involving, to create or issue any bonds, debentures, shares or other securities of, or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of or any sale or transfer of all or any part of the assets or the business of, or to effect any other corporate act or proceeding relating to, whether of a similar character or otherwise, the Company or such Affiliate, whether or not any such action would have an adverse effect on the Plan or any Award granted hereunder. Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Shares available for Awards of Incentive Stock Options under the Plan. Any adjustment in Incentive Stock Options under this Article 7 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Section 8.2 Amendment or Discontinuance of the Plan.

(1)

The Board may, in its sole discretion, suspend or terminate the Plan at any time or from time to time and/or amend or revise the terms of the Plan or of any Award granted under the Plan and any agreement relating thereto, provided that such suspension, termination, amendment, or revision shall:

(a)	not adversely alter or impair any Award previously granted except as permitted by the terms of the Plan or upon the consent of the applicable Participant(s); and

be in compliance with applicable law, applicable NEO Exchange policies (or any other stock exchange upon which the Company has applied to list its Shares) and with the prior approval, if required, of the shareholders of the Company.

(2)

If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award or any rights awarded or granted under the Plan remain outstanding and, notwithstanding the termination of the Plan, the Board will have the ability to make such amendments to the Plan or the Awards as they would have been entitled to make if the Plan were still in effect.

(3)

The Board may from time to time, in its discretion and without the approval of shareholders, make changes to the Plan or any Award without the approval of Participants or shareholders under Section 8.2(1) which may include but are not limited to:

(a)	a change to the vesting provisions of any Award granted under the Plan;

(b)	a change to the provisions governing the effect of termination of a Participant’s employment, contract or office;

(c)	a change to accelerate the date on which any Award may be exercised under the Plan;

(d)

an amendment of the Plan or an Award as necessary to comply with applicable law or the requirements of any exchange upon which the securities of the Company are then listed or any other regulatory body having authority over the Company, the Plan, the Participants or the shareholders of the Company;

(e)

any amendment of a “housekeeping” nature, including without limitation those made to clarify the meaning of an existing provision of the Plan or any agreement, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan or any agreement, correct any grammatical or typographical errors or amend the definitions in the Plan regarding administration of the Plan; or

(f)	any amendment regarding the administration of the Plan.

(4)	Notwithstanding the foregoing or any other provision of the Plan, shareholder approval is required for the following amendments to the Plan:

(a)	any increase in the maximum number of Shares that may be issuable from treasury pursuant to Awards, other than an adjustment pursuant to Section 8.1;

(b)	any reduction in the exercise price of an Award benefitting an Insider, except in the case of an adjustment pursuant to Section 8.1;

(c)	any extension of the Expiration Date of an Award benefitting an Insider, except in case of an extension due to a Black-Out period;

(d)	any extension of the Expiration Date of an Award where the exercise price is lower than the market price;

(e)	any amendment to remove or to exceed the Insider participation limit set out in Section 2.5(1); and

(f)	any amendment to Section 8.1(1)(3) or Section 8.1(1)(4) of the Plan, as amended by the Addendum for U.S. Participants.

Section 8.3 Change of Control.

(1)

Despite any other provision of the Plan and subject to any Award Agreement, in the event of a Change of Control, all unvested Awards then outstanding may, as determined by the Board, be substituted by or replaced with awards of the surviving corporation (or any Affiliate thereof) or the potential successor (or any Affiliate thereto) (the “continuing entity”) on the same terms and conditions as the original Awards, subject to appropriate adjustments that do not materially diminish the value of the original Awards.

(2)

No fractional Shares or other security will be issued upon the exercise of any Award and accordingly, if as a result of a Change of Control, a Participant would become entitled to a fractional Share or other security, such participant will have the right to acquire only the next lowest whole number of Shares or other security and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

(3)

In the event of a potential Change of Control, the vesting terms of Awards shall be subject to the Participant’s Award Agreement. Notwithstanding the foregoing, despite anything else to the contrary in the Plan, in the event of a potential Change of Control the Board will have the power, in its sole discretion, to modify the terms of the Plan and/or the Awards to assist the Participants in tendering to a take-over bid or other transaction leading to a Change of Control. For greater certainty, in the event of a take-over bid or other transaction leading to a Change of Control, the Board has the power, in its sole discretion, and on such terms as it may determine, to accelerate the vesting of Awards and to permit Participants to conditionally exercise or surrender their Awards, such conditional exercise or surrender to be conditional upon the take-up by such offeror of the Shares or other securities tendered to such take-over bid in accordance with the terms of the take-over bid (or the effectiveness of such other transaction leading to a Change of Control).

(4)

If the Board has, pursuant to the provisions of Section 8.3(3) permitted the conditional exercise of Awards in connection with a potential Change of Control, then the Board will have the power, in its sole discretion, to terminate, immediately following actual completion of such Change of Control and on such terms as it sees fit, any Awards not exercised (including all vested and unvested Awards).

(5)

Alternatively, the Board may provide for either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the Change in Control the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Board, in its sole discretion.

(6)	The Board may treat Awards differently in connection with the Change in Control and need not treat all Awards or Participants in a uniform manner.

ARTICLE 9—MISCELLANEOUS

Section 9.1 Currency.

Unless otherwise specifically provided, all references to dollars in the Plan are references to U.S. dollars.

Section 9.2 Compliance and Award Restrictions.

(1)

The Company’s obligation to issue and deliver Shares under any Award is subject to: (i) the completion of such registration or other qualification of such Shares or obtaining approval of such regulatory authority as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof; (ii) the admission of such Shares to listing on any stock exchange on which such Shares may then be listed; and (iii) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Shares as the Company determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction. The Company shall take all commercially reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on any stock exchange on which such Shares are then listed.

(2)

Each Participant agrees to fully cooperate with the Company in doing all such things, including executing and delivering all such agreements, undertakings or other documents or furnishing all such information as is reasonably necessary to facilitate compliance by the Company with such laws, rule and requirements, including all tax withholding and remittance obligations.

(3)	No Awards will be granted where such grant is restricted pursuant to the terms of any trading policies or other restrictions imposed by the Company.

(4)

The Company is not obliged by any provision of the Plan or the grant of any Award under the Plan to issue or sell Shares if, in the opinion of the Board, such action would constitute a violation by the Company or a Participant of any laws, rules and regulations or any condition of such approvals.

(5)

If Shares cannot be issued to a Participant upon the exercise or settlement of an Award due to legal or regulatory restrictions, the obligation of the Company to issue such Shares will terminate and, if applicable, any funds paid to the Company in connection with the exercise of any Options will be returned to the applicable Participant as soon as practicable.

(6)	At the time a Participant ceased to hold Awards which are or may become exercisable, or be settled as provided herein, the Participant ceases to be a Participant.

(7)

Nothing contained herein will prevent the Board from adopting other or additional compensation arrangements for the benefit of any Participant or any other Person, subject to any required regulatory, shareholder or other approval.

Section 9.3 Use of an Administrative Agent and Trustee.

The Board may in its sole discretion appoint from time to time one or more entities to act as administrative agent to administer the Awards granted under the Plan and to act as trustee to hold and administer the assets that may be held in respect of Awards granted under the Plan, the whole in accordance with the terms and conditions determined by the Board in its sole discretion. The Company and the administrative agent will maintain records showing the number of Awards granted to each Participant under the Plan.

Section 9.4 Tax Withholding.

(1)

Notwithstanding any other provision of the Plan, all distributions, delivery of Shares or payments to a Participant (or to the liquidator, executor or administrator, as the case may be, of the estate of the Participant) under the Plan shall be made net of applicable source deductions. If the event giving rise to the withholding obligation involves an issuance or delivery of Shares, then with the Board’s approval, the withholding obligation may be satisfied by (a) having the Participant elect to have the appropriate number of such Shares sold by the Company, the Company’s transfer agent and registrar or any trustee appointed by the Company, on behalf of and as agent for the Participant as soon as permissible and practicable, with the proceeds of such sale being delivered to the Company, which will in turn remit such amounts to the appropriate governmental authorities, or (b) any other mechanism as may be required or appropriate to conform with local tax and other rules. Notwithstanding any other provision of the Plan, the Company shall not be required to issue any Shares or make payments under this Plan until arrangements satisfactory to the Company have been made for payment of all applicable withholdings obligations.

(2)

The sale of Shares by the Company, or by a Broker, under Section 9.4(1) or under any other provision of the Plan will be made on the NEO Exchange or any other recognized exchange on which the Company’s Shares are traded. The Participant consents to such sale and grants to the Company an irrevocable power of attorney to effect the sale of such Shares on his behalf and acknowledges and agrees that (i) the number of Shares sold will be, at a minimum, sufficient to fund the withholding obligations net of all selling costs, which costs are the responsibility of the Participant and which the Participant hereby authorizes to be deducted from the proceeds of such sale; (ii) in effecting the sale of any such Shares, the Company or the Broker will exercise its sole judgment as to the timing and the manner of sale and will not be obligated to seek or obtain a minimum price; and (iii) neither the Company nor the Broker will be liable for any loss arising out of such sale of the Shares including any loss relating to the pricing, manner or timing of the sales or any delay in transferring any Shares to a Participant or otherwise.

(3)

The Participant further acknowledges that the sale price of the Shares will fluctuate with the market price of the Shares and no assurance can be given that any particular price will be received upon any sale. The Company makes no representation or warranty as to the future market value of the Shares or with respect to any income tax matters affecting the participant resulting from the grant or exercise of an Awards and/or transactions in the Shares. Neither the Company, nor any of its directors, officers, employees, shareholders or agents will be liable for anything done or omitted to be done by such person or any other person with respect to the price, time, quantity or other conditions and circumstances of the issuance of Shares under the Plan, with respect to any fluctuations in the market price of Shares or in any other manner related to the Plan.

(4)

Notwithstanding the first paragraph of this Section 9.4, the applicable tax withholdings may be waived where the Participant directs in writing that a payment be made directly to the Participant’s registered retirement savings plan in circumstances to which regulation 100(3) of the regulations of the Tax Act apply.

Section 9.5 Reorganization of the Company.

The existence of any Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Company or to create or issue any bonds, debentures, shares or other securities of the Company or the rights and conditions attaching thereto or to affect the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

Section 9.6 Governing Laws.

The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

Section 9.7 Successors and Assigns.

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the personal legal representatives of a Participant, or any receiver or trustee in bankruptcy or representative of the Company’s or Participant’s creditors.

Section 9.8 Severability.

The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from the Plan.

Section 9.9 No liability.

No member of the Board, Board or officer of the Company shall be liable for any action or determination taken or made in good faith in the administration, interpretation, construction or application of the Plan or any Award granted hereunder.

Section 9.10 Effective Date of the Plan.

The Plan was approved by the Board for and on behalf of the Board and shall take effect on January 19, 2021.

ADDENDUM FOR U.S. PARTICIPANTS

AMENDED AND RESTATED TPCO HOLDING CORP.

EQUITY INCENTIVE PLAN

The provisions of this Addendum apply to Awards held by a U.S. Participant. All capitalized terms used in this Addendum but not defined in Section 1 below have the meanings attributed to them in the Plan. The Section references set forth below match the Section references in the Plan. This Addendum shall have no other effect on any other terms and provisions of the Plan except as set forth below.

1.	Definitions

“Separation from Service” means, with respect to a U.S. Participant, any event that may qualify as a separation from service under Treasury Regulation Section 1.409A-1(h). A U.S. Participant shall be deemed to have separated from service if he or she dies, retires, or otherwise has a termination of employment as defined under Treasury Regulation Section 1.409A-1(h).

“Specified Employee” has the meaning set forth in Treasury Regulation Section 1.409A-1(i).

“Termination Date” has the meaning in Section 1.1 of the Plan, provided that if the Termination Date triggers payment of any Award which is “deferred compensation” under Code Section 409A, the Termination Date shall be the date of the Separation from Service.

2.	Section 3.4 is deleted in its entirety and replaced with the following:

“Subject to Section 8.1(1), each Option must be exercised no later than ten (10) years after the date the Option is granted or such shorter period as set out in the Participant’s Option Agreement, at which time such Option will expire (the “Expiry Date”). Notwithstanding any other provision of the Plan and provided that any such extension be structured in a manner that is expected to comply with Code Section 409A (to the extent applicable), each Option that would expire during or within ten (10) Business Days immediately following a Black-Out Period shall expire on the date that is ten (10) Business Days immediately following the expiration of the Black-Out Period; provided, that in all circumstances, each Incentive Stock Option must be exercised no later than ten (10) years after the date the Option is granted. Notwithstanding the foregoing, in no event shall the Expiry Period exceed five (5) years from the Grant Date in the case of an Incentive Stock Option granted to an employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or an ISO Entity.”

3.	Section 5.2 is amended by adding the following new (5):

With respect to any DSUs awarded to a U.S. Participant the Board shall endeavor to structure the DSU so as to comply with, or be exempt from, Code Section 409A.

4.	Section 6.2 is amended by adding the following new (5):

With respect to any RSUs or PSUs awarded to a U.S. Participant the Board shall endeavor to structure the RSU and/or PSU so as to comply with, or be exempt from, Code Section 409A

5.	A new Section 6.4 is added as follows:

Notwithstanding the foregoing, if the U.S. Participant vests in his or her Share Units pursuant to the Plan in connection with his or her Separation from Service, within 30 days following such U.S. Participant’s Separation from Service and subject to Section 9.4, the Company shall (i) issue from treasury the number of Shares that is equal to the number of vested Share Units held by the U.S. Participant as at the U.S. Participant’s Separation from Service (rounded down to the nearest whole number), as fully paid and non-assessable Shares, (ii) deliver to the U.S. Participant an amount in cash (net of the applicable tax withholdings) equal to the number of vested Share Units held by the U.S. Participant as at the U.S. Participant’s Separation from Service multiplied by the Market Value as at such date, or (iii) a combination of (i) and (ii). Upon settlement of such Share Units, the corresponding number of Share Units shall be cancelled and the U.S. Participant shall have no further rights, title or interest with respect thereto.”

6.	Section 8.2(4) is amended by deleting clauses (b) and (c) thereof in their entirety and replacing them with the following

(a) any reduction in the exercise price of an Award benefitting a U. S. Participant, except in the case of an adjustment pursuant to Section 8.1;

(b) any extension of the Expiration Date of an Award benefitting a U.S. Participant, except in case of an extension due to a Black-Out Period; provided that any such extension be structured in a manner that is expected to comply with Code Section 409A (to the extent applicable);

7.	No Acceleration

With respect to any Award held by a U.S. Participant that is subject to Code Section 409A, the acceleration of the time or schedule of any payment except as provided under the Plan (including this addendum) is prohibited, except as provided in or permitted by regulations and administrative guidance promulgated under Code Section 409A.

8.	Code Section 409A

Each grant of Share Units to a U.S. Participant is intended to be exempt from Code Section 409A. However, to the extent any Award is subject to Section 409A, then

(a)	all payments to be made upon a U.S. Participant’s Termination Date shall only be made upon a Separation from Service.

(b)

if on the date of the U.S. Participant’s Separation from Service the Company’s shares (or shares of any other Company that is required to be aggregated with the Company in accordance with the requirements of Code Section 409A) is publicly traded on an established securities market or otherwise and the U.S. Participant is a Specified Employee, then the benefits payable to the Participant under the Plan that are payable due to the U.S. Participant’s Separation from Service shall be postponed until the earlier of the originally scheduled date and six months following the U.S. Participant’s Separation from Service. The postponed amount shall be paid to the U.S. Participant in a lump sum within 30 days after the earlier of the originally scheduled date and the date that is six months following the U.S. Participant’s Separation from Service. If the U.S. Participant dies during such six month period and prior to the payment of the postponed amounts hereunder, the amounts delayed on account of Code Section 409A shall be paid to the U.S. Participant’s estate within 60 days following the U.S. Participant’s death.

If any provision of the Plan contravenes Code Section 409A or could cause the U.S. Participant to incur any tax, interest or penalties under Code Section 409A, the Board may, in its sole discretion and without the U.S. Participant’s consent, modify such provision to: (i) comply with, or avoid being subject to, Code Section 409A, or to avoid incurring taxes, interest and penalties under Code Section 409A; and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the U.S. Participant of the applicable provision without materially increasing the cost to the Company or contravening Code Section 409A. However, the Company shall have no obligation to modify the Plan or any Share Unit and does not guarantee that Share Units will not be subject to taxes, interest and penalties under Code Section 409A. U.S. Participants are solely responsible for any taxes, interest and/or penalties they may incur under Code Section 409A and neither the Company or any Subsidiary, nor any of their respective officers, employees or agents shall have any obligation to US Participants for such taxes, interest or penalties.

APPENDIX B

SPECIAL RESOLUTION TO BE APPROVED BY SHAREHOLDERS FOR THE QUORUM INCREASE PROPOSAL

Quorum Increase Resolution

WHEREAS the board of directors of TPCO Holding Corp. (the “Company”) has determined that an alteration of the Articles of the Company (the “Articles”), as more fully set out in the blacklined copy of the Articles attached hereto as Exhibit A, is in the Company’s and Shareholders’ best interests;

NOW, THEREFORE, BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE SHAREHOLDERS THAT:

1.

the Articles of the Company be amended, substantially in the form appended as Exhibit A hereto by amending article 11.3 thereto, which modifies the quorum requirements to transact business at a meeting of Shareholders.

2.	pursuant to section 139 of the BCBCA, the directors have the right to revoke this special resolution before it is acted on.

3.

any officer or director of the Company is authorized and directed to execute and deliver, under corporate seal or otherwise, all such documents and instruments and to do all such acts as in the opinion of such officer or director may be necessary or desirable to give effect to this special resolution.

B-1

Exhibit A to Appendix B

SPECIFIED SECTIONS OF THE ARTICLES TO REFLECT AMENDMENTS IF APPROVED BY

SHAREHOLDERS

[If the Quorum Increase Proposal is approved by Shareholders of the Company, the Articles would be amended in the form as set forth below. Proposed deletions are indicated textually as ~~stricken text~~ and proposed additions are indicated textually as underlined text.]

BUSINESS CORPORATIONS ACT

ARTICLES

of

TPCO HOLDING CORP.

AMENDED AND RESTATED ARTICLES OF TPCO HOLDING CORP

…

ARTICLE 11

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

…

11.3 Quorum. Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least ~~25~~ 33 1/3% of the issued shares entitled to be voted at the meeting.

…

B-2

APPENDIX C

MANDATE OF THE BOARD OF DIRECTORS

TPCO HOLDING CORP.

Effective Date: January 15, 2021

Section 1 Introduction

The members of the board of directors (respectively, the “Directors” and the “Board”) of The Parent Company (the “Company”) are elected by the shareholders of Company and are responsible for the stewardship of Company. The purpose of this mandate (the “Board Mandate”) is to describe the principal duties and responsibilities of the Board, as well as some of the policies and procedures that apply to the Board in discharging its duties and responsibilities.

Certain aspects of the composition and organization of the Board are prescribed and/or governed by the Business Corporations Act (British Columbia) and the constating documents of the Company.

Section 2 Chair of the Board

The chair of the Board (the “Chair”) shall be appointed by the board of directors. The role of the Chair is to act as the leader of the Board, to manage and coordinate the activities of the Board and to oversee execution by the Board of this written mandate.

Section 3 Board Size

The constating documents of the Company provide that the Board shall be comprised of a minimum of three (3) Directors and a maximum of twenty (20) Directors. The Board shall initially be comprised of seven (7) Directors. The Board shall periodically review its size in light of its duties and responsibilities from time to time.

Section 4 Independence

The Board shall be comprised of a minimum of three independent Directors. A Director shall be considered independent if he or she would be considered independent for the purposes of National Instrument 58-101 — Disclosure of Corporate Governance Practices.

Section 5 Role and Responsibilities of the Board

The Board is responsible for supervising the management of the business and affairs of the Company and is expected to focus on guidance and strategic oversight with a view to increasing shareholder value.

In accordance with the Business Corporations Act (British Columbia), in discharging his or her duties, each Director must act honestly and in good faith, with a view to the best interests of the Company. Each Director must also exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Section 6 Board Meetings

(1)

In accordance with the constating documents of the Company, meetings of the Board may be held at such times and places as the Chair may determine and as many times per year as necessary to effectively carry out the Board’s responsibilities. The independent Directors may meet without senior executives of the Company or any non-independent directors, as required.

(2)

The Chair shall be responsible for establishing or causing to be established the agenda for each Board meeting, and for ensuring that regular minutes of Board proceedings are kept and circulated on a timely basis for review and approval.

(3)	The Board may invite, at its discretion, any other individuals to attend its meetings. Senior executives of the Company shall attend a meeting if invited by the Board.

Section 7 Delegations and Approval Authorities

(1)

The Board shall appoint the chief executive officer of the Company (the “CEO”) and delegate to the CEO and other senior executives the authority over the day-to-day management of the business and affairs of Company.

(2)

The Board may delegate certain matters it is responsible for to the committees of the Board, currently consisting of the Audit Committee, the Compensation Committee and the Nomination and Governance Committee. The Board may appoint other committees, as it deems appropriate to the extent permissible under applicable law. The Board will, however, retain its oversight function and ultimate responsibility for such matters and associated delegated responsibilities.

Section 8 Strategic Planning Process and Risk Management

(1)

The Board shall adopt a strategic planning process to establish objectives and goals for the Company’s business and shall review, approve and modify as appropriate the strategies proposed by senior executives to achieve such objectives and goals. The Board shall review and approve, at least on an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the Company’s business and affairs.

(2)

The Board, in conjunction with management, shall be responsible to identify the principal risks of the Company’s business and oversee management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of such risks. Pursuant to its duty to oversee the implementation of effective risk management policies and procedures, the Board may delegate to applicable Board committees the responsibility for assessing and implementing appropriate policies and procedures to address specified risks, including delegation of financial and related risk management to the Audit Committee and delegation of risks associated with compensation policies and practices to the Compensation Committee.

Section 9 Succession Planning, Appointment and Supervision of Senior Executives

(1)

The Board shall approve the corporate goals and objectives of the CEO and, with the assistance of the Nomination and Governance Committee, review the performance of the CEO against such corporate goals and objectives. The Board shall take steps to satisfy itself as to the quality of the CEO and other senior executives of the Company and that the CEO and other senior executives create a culture of integrity throughout the organization.

(2)

The Board shall approve the succession plan for the Company, including the selection, appointment, supervision and evaluation of the senior executives of Company upon recommendation of the Nomination and Governance Committee, and shall also approve the compensation of the senior executives of Company upon recommendation of the Compensation Committee.

Section 10 Financial Reporting and Internal Controls

The Board shall review and monitor, with the assistance of the Audit Committee, the adequacy and effectiveness of the Company’s system of internal control over financial reporting, including any significant deficiencies or changes in internal control and the quality and integrity of the Company’s external financial reporting processes.

Section 11 Regulatory Filings

The Board shall approve applicable regulatory filings that require or are advisable for the Board to approve, which the Board may delegate in accordance with Section 7(2) of this mandate. These include, but are not limited to, the annual audited financial statements, interim financial statements and related management discussion and analysis accompanying such financial statements, management proxy circulars, annual information forms, offering documents and other applicable disclosure.

Section 12 Corporate Disclosure and Communications

The Board will seek to ensure that corporate disclosure of the Company complies with all applicable laws, rules and regulations and the rules and regulations of the stock exchanges upon which Company’s securities are listed. In addition, the Board shall adopt appropriate procedures designed to permit the Board to receive feedback from shareholders on material issues.

Section 13 Corporate Policies

The Board shall adopt and periodically review policies and procedures designed to ensure that the Company and its Directors, officers and employees comply with all applicable laws, rules and regulations and conduct the Company’s business ethically and with honesty and integrity.

Section 14 Review of Mandate

The Board may, from time to time, permit departures from the terms of this Board Mandate, either prospectively or retrospectively. This Board Mandate is not intended to give rise to civil liability on the part of the Company or its directors or officers to shareholders, security holders, customers, suppliers, partners, competitors, employees or other persons, or to any other liability whatsoever on their part.

The Board may review and recommend changes to the Board Mandate from time to time and the Nomination and Governance Committee may periodically review and assess the adequacy of this mandate and recommend any proposed changes to the Board for consideration.

APPENDIX D

LETTER FROM DELOITTE LLP TO THE SECURITIES AND EXCHANGE COMMISSION

August 6, 2021

Securities and Exchange Commission

100 F Street, N.E.

Washington DC 20549

U.S.A.

We have read TPCO Holding Corp.’s statements under the section “Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure” (the “Section”) included in its Initial Registration Statement on Form 10 dated August 6, 2021, and agree with such statements as it relates to us. In addition, we have no basis on which to agree or disagree with the statements that the newly engaged independent auditors did not consult on any financial or accounting reporting matters in the period before their appointment as set forth in the statements included under this Section. We also note, we were the outside auditor of TPCO Holding Corp and were only independent within the meaning of the Rules of Professional Conduct of the Chartered Professional Accountants of Ontario.

Yours truly,

/s/ Deloitte LLP

D-1

TPCO HOLDING CORP. ATTN: CORPORATE SECRETARY 1550 LEIGH AVENUE SAN JOSE, CA 95125 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 21, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GRAMF2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 21, 2022. Have your proxy card in hand when you call and then follow the instructions. You will need to enter your 16-digit control number. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D84820-P74490 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY TPCO HOLDING CORP. The Board of Directors recommends you vote “FOR” the election of nominees specified in Proposal 1 below and “FOR” the matters described in Proposals 2, 3, and 4: 1. Election of Directors Nominees:1a. Michael Auerbach 1b. Morgan Callagy 1c. Mark Castaneda 1d. Troy Datcher 1e. Al Foreman 1f. Leland Hensch 1g. Daniel Neukomm 2. The approval of a Special Resolution, as set forth in Appendix A attached to the Proxy Statement, adopting the Amended and Restated TPCO Holding Corp. Equity Incentive Plan 3. The approval of a Special Resolution, as set forth in Appendix B attached to the Proxy Statement,amending the Articles of TPCO Holding Corp. to increase the quorum necessary for the transaction of business at a meeting of Shareholders from at least 25% to at least 33 1/3 % of the issued shares entitled to be voted at the meeting 4. The re-appointment of MNP LLP, as TPCO Holding Corp.’s auditor and independent registered public accounting firm and the authorization of the board of directors of TPCO Holding Corp. to fix the independent auditor’s remuneration and terms of engagement Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain For Withhold For Withhold

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2021 Annual Report are available at www.proxyvote.com D84821-P74490 TPCO HOLDING CORP. INSTRUMENT OF PROXY FOR THE ANNUAL GENERAL AND SPECIAL MEETING TO BE HELD ON WEDNESDAY, JUNE 22, 2022 This proxy is solicited by the management of TPCO Holding Corp. (the “Company”) for use at the Annual General and Special Meeting of Shareholders of the Company to be held virtually on June 22, 2022 at noon (New York City time), or any adjournment thereof (the “Meeting”), in the same manner, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment thereof. You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see below). The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting. If you appoint the members of Company management listed below as your proxy to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Board of Directors recommendations set out below. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose. If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required. This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York, USA 11717, prior to 11:59 P.M., EDT on June 21, 2022 (or 11:59 P.M. on the day, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used). Appointment of Proxy: I/We being the registered shareholder(s) of TPCO Holding Corp., hereby appoint Troy Datcher and Mike Batesole, or either of them, both officers of the Company; OR Print the name of the person you are appointing if this person is someone other than Troy Datcher or Mike Batesole: as my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, in the discretion of such proxy) and to otherwise act for the undersigned in their discretion on all other matters that may properly come before the Meeting and without limiting the general authorization and power hereby given, the person(s) named above are specifically directed to vote the common shares of the Company registered in the name of the undersigned shareholder as follows: The Board of Directors recommends a vote “FOR” the election of nominees specified in Proposal 1 on the reverse side and “FOR” the matters described in Proposals 2, 3, and 4 on the reverse side. Continued and to be signed on reverse side